UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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QUEST RESOURCE HOLDING CORPORATION

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QUEST RESOURCE HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 8, 2024

The Annual Meeting of Stockholders of Quest Resource Holding Corporation, a Nevada corporation, will be held at 9:00 a.m., local time, on Monday, July 8, 2024, at the offices of Quest Resource Holding Corporation, located at 3481 Plano Parkway, Suite 100, The Colony, Texas 75056, for the following purposes:

1.	To elect two directors, each to serve for a three-year term expiring in 2027.

2.	To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2023, or say-on-pay.

3.	To approve our 2024 Incentive Compensation Plan.

4.	To approve our 2024 Employee Stock Purchase Plan.

5.	To ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2024.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on May 24, 2024 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to vote by proxy as soon as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously given your proxy.

Sincerely,

/s/ Brett W. Johnston Brett W. Johnston Secretary

The Colony, Texas

June 5, 2024

TABLE OF CONTENTS

VOTING AND OTHER MATTERS	1

PROPOSAL ONE: ELECTION OF DIRECTORS	4

CORPORATE GOVERNANCE	7

MANAGEMENT	13

EXECUTIVE COMPENSATION	14

DIRECTOR COMPENSATION	21

EQUITY COMPENSATION PLAN INFORMATION	22

REPORT OF THE AUDIT COMMITTEE	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)	26

PROPOSAL THREE: APPROVAL OF THE 2024 PLAN	28

PROPOSAL FOUR: APPROVAL OF THE 2024 ESPP	34

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	38

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS	39

HOUSEHOLDING OF PROXY MATERIALS	39

OTHER MATTERS	40

QUEST RESOURCE HOLDING CORPORATION

3481 Plano Parkway

The Colony, Texas 75056

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is being solicited on behalf of Quest Resource Holding Corporation, a Nevada corporation (the “Company”), by our board of directors (“Board of Directors”) for use at our Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Monday, July 8, 2024, or at any adjournment or postponement thereof (the “2024 Annual Meeting”), for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the offices of Quest Resource Holding Corporation, located at 3481 Plano Parkway, The Colony, Texas 75056, for the following purposes:

1.	To elect two directors, each to serve for a three-year term expiring in 2027.

2.	To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2023 (“Say-on-Pay”).

3.	To approve our 2024 Incentive Compensation Plan (the “2024 Plan”).

4.	To approve our 2024 Employee Stock Purchase Plan (the “2024 ESPP”).

5.	To ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2024.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you need directions to the location of the meeting, please call (972) 464-0004.

These proxy solicitation materials were first released on or about June 5, 2024 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on July 8, 2024.

These proxy materials, which include the notice of annual meeting, this proxy statement, and our 2023 Annual Report for the fiscal year ended December 31, 2023, are available at https://www.proxydocs.com/QRHC.

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on May 24, 2024, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 20,254,584 shares of our common stock. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on May 24, 2024, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. Alternatively, you may vote by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by filling out and returning the enclosed proxy card or online as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

If, on May 24, 2024, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum; Required Vote; Broker Non-Votes and Abstentions

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast in person or by proxy at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Assuming that a quorum is present, the vote of a majority of the votes present (in person or by proxy) and entitled to vote will be required to elect directors, to approve the 2024 Plan, to approve the 2024 ESPP and to ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2024. The advisory vote on the compensation of our named executive officers for fiscal 2023, or say-on-pay, is non-binding, but the Board of Directors will consider the input of stockholders based on the vote of a majority of the votes present (in person or by proxy) and entitled to vote for the say-on-pay proposal.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Semple, Marchal and Cooper, LLP as the independent registered public accountant of our company for the fiscal year ending December 31, 2024. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors, the say-on-pay proposal, the proposal to approve the 2024 Plan or the proposal to approve the 2024 ESPP. For your vote to be counted in the election of directors, the say-on-pay proposal, the proposal to approve the 2024 Plan or the proposal to approve the 2024 ESPP, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

Broker non-votes do not represent votes entitled to vote “for” or “against” a proposal and will have no effect on the election of directors, the say-on-pay proposal, the proposal to approve the 2024 Plan, the proposal to approve the 2024 ESPP or the proposal to ratify the appointment of Semple, Marchal and Cooper, LLP as the independent registered public accountant of our company for the fiscal year ending December 31, 2024, as each such proposal is determined by reference to the vote of a majority of the votes present (in person or by proxy at the meeting) and entitled to vote.

Where a proposal requires a majority of the votes present (in person or by proxy) and entitled to vote, an abstention will have the same effect as a vote “against” that proposal. As such, an abstention for any of the proposals herein will be considered as a vote “against” such proposal.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. Except as provided above under “Quorum; Required Vote; Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted (1) “for” the election of each of the two director nominees set forth in this proxy statement, (2) “for” the approval of the compensation of our named executive officers for fiscal 2023, (3) “for” the approval of the 2024 Plan, (4) “for” the approval of the 2024 ESPP and (5) “for” the ratification of the appointment of Semple, Marchal and Cooper, LLP as the independent registered public accountant of our company for the fiscal year ending December 31, 2024. If any other matter is properly presented at the meeting, the individuals specified in the proxy will vote your shares using their best judgment.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our 2023 Annual Report to Stockholders, which was made available to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the Securities and Exchange Commission, or the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in our Annual Report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at the address of our executive offices set forth in this proxy statement.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

Our articles of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. As of the date of this proxy statement, there are seven directors and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. Our Board of Directors has nominated Daniel M. Friedberg and S. Ray Hatch for election as Class III directors for three-year terms expiring in 2027 or until their respective successors are elected and qualified.

Ronald L. Miller, Jr., who is also a Class III director with a term expiring at the 2024 Annual Meeting, will not stand for re-election at the 2024 Annual Meeting and will no longer serve on our Board of Directors following the 2024 Annual Meeting. Following the 2024 Annual Meeting, our Board of Directors will consist of six members.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named above. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Our Board of Directors recommends a vote “for” the nominees named herein.

The following table sets forth certain information regarding our directors:

Name	Age	Position
Daniel M. Friedberg	62	Chairman of the Board (2)(4)
S. Ray Hatch	64	President, Chief Executive Officer, and Director (4)
Glenn A. Culpepper	68	Director (3)(4)
Ronald L. Miller, Jr.	60	Director (1)(3)(5)
Stephen A. Nolan	63	Director (1)(3)
Sarah R. Tomolonius	44	Director (1)(2)
Audrey P. Dunning	62	Director (1)(2)

(1)	Member of the Audit Committee
(2)	Member of the Nominations and Corporate Governance Committee
(3)	Member of the Compensation Committee
(4)	Member of the Strategic Planning Committee
(5)	Mr. Miller will not stand for re-election at the 2024 Annual Meeting. Following the 2024 Annual Meeting, Mr. Miller will no longer serve on our Board of Directors and will also cease serving as a member of our Audit Committee and Compensation Committee.

See below for certain biographical information about our director nominees named herein and directors continuing in office after the 2024 Annual Meeting:

Daniel M. Friedberg has served as Chairman of the Board of our company since April 2019. Mr. Friedberg has served as the Chief Executive Officer of Hampstead Park Capital Management LLC, a private equity investment firm, since its founding in May 2016 and as a Managing Member of 325 Capital, LLC since its founding in 2016. Mr. Friedberg also serves as Chief Executive Officer of Roundtrip EV Solutions, Inc., a private company in the electric vehicle industry, since May 2021. Previously, Mr. Friedberg was Chief Executive Officer and Managing Partner of Sagard Capital Partners L.P., a private equity investment firm, from its founding in January 2005 until May 2016. In addition, from January 2005 to May 2016, he was also a Vice President of Power Corporation of Canada, a diversified international management holding company. Mr. Friedberg was with global strategy management consultants Bain & Company, as a consultant from 1987 to 1991 and then again as a Partner from 1997 to 2005. Mr. Friedberg started with Bain & Company in the London office in 1987, was a founder of the Toronto office in 1991, and a founder of the New York office in 2000, leading the Canadian and New York private equity businesses. From 1991 to 1997, Mr. Friedberg worked as Vice President of Strategy and Development for a U.S.-based global conglomerate and as an investment professional in a Connecticut-based boutique private equity firm. Mr. Friedberg serves as a member of the Board of Directors of Transact Technologies, Inc. (Nasdaq: TACT), a global leader in software-driven technology and printing solutions for high-growth markets, since March 2022, and has served as a member on the Board of Directors of each of Roth CH Acquisition IV Co. (Nasdaq: ROCG), a publicly-traded special purpose acquisition company, from August 2021 until its merger with Legacy Tigo (currently, Tigo Energy, Inc. (Nasdaq: TYGO)) on May 23, 2023, Roth CH Acquisition III Co. (Nasdaq: ROCR), a publicly-traded special purpose acquisition company, from March 2020 to March 2021 until its merger with QualTek Services Inc. (Nasdaq: QTEK); Roth CH Acquisition II Co. (Nasdaq: ROCC), a publicly-traded special purpose acquisition company, from December 2020 until its merger with Reservoir Holdings, Inc. in July 2021; Roth CH Acquisition I Co. (Nasdaq: ROCH), a publicly-traded special purpose acquisition company, from February 2020 until its merger with PureCycle Technologies, Inc. (Nasdaq: PCT) in March 2021; Performance Sports Group Ltd. (formerly NYSE: PSG), a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel, from March 2016 to July 2016; InnerWorkings, Inc. (formerly Nasdaq: INWK), a leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries, from March 2014 to August 2016; GP Strategies Corp. (formerly NYSE: GPX), a provider of sales and technical training, E-learning, management consulting and engineering services, from 2009 to August 2016; and X-Rite, Inc. (formerly Nasdaq: XRIT), a former developer, manufacturer, marketer and supporter of innovative color solutions through measurement systems, software, color standards and services, from 2008 to 2012 and as Chairman of the Board of two private companies: Integramed America Inc. and Vein Centers of America Inc. Mr. Friedberg also serves on the private board of directors of USA Field Hockey and is an advisor to Connecticut Innovations Greentech Fund. We believe that Mr. Friedberg’s experience as the Chief Executive Officer of two investment firms, his experience as an executive with a leading global management consulting firm, his extensive experience in investing in private and public companies, and his service on multiple boards of directors provide him with knowledge and experience with respect to organizational, financial, operational, M&A, and strategic planning matters and provide the requisite qualifications, skills, perspectives, and experiences that make him well qualified to serve on our Board of Directors.

S. Ray Hatch has served as President, Chief Executive Officer, and a director of our company since February 2016. Mr. Hatch served as President of Merchants Market Group, LLC, an international foodservice distribution company, from February 2014 to January 2016. From June 2008 to January 2014, Mr. Hatch served in various roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management, including as Executive Vice President and Chief Operating Officer of Greenleaf Equipment from May 2010 to January 2014 and Senior Vice President Regional Sales from June 2008 to May 2010. From July 2003 to October 2007, Mr. Hatch served in various positions with Food Services of America, a wholesale food distributor, including as Senior Vice President of Sales and Marketing and Chief Marketing Officer from August 2005 to October 2007 and Executive Vice President – Western Washington Group from July 2003 to August 2005. Mr. Hatch served as Division President of U.S. Foodservice (formerly, Alliant Foodservice), a food service distributor, from January 1999 to July 2003. We believe Mr. Hatch’s position as President and Chief Executive Officer of our company, his intimate experience with all aspects of the operations, opportunities, and challenges of our company, and his prior service in the environmental services industry provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Glenn A. Culpepper has served as a director of our company since July 2021. Mr. Culpepper has served as a director, investor, and consultant to companies in the environmental services, construction materials, and mining industries during the past five years. From February 2015 to June 2016, Mr. Culpepper was a Senior Vice President with Newmont Mining Corp, the world’s largest gold mining company. Mr. Culpepper was the Executive Vice President and Chief Financial Officer of Republic Services, Inc., the second largest solid waste services company in the United States, from January 2013 to August 2014. He was the Chief Financial Officer of Summit Materials, Inc., a leading business in the aggregates and construction materials sector, from July 2010 to December 2012. Prior to that, Mr. Culpepper spent 21 years at CRH plc, a large publicly-traded multinational construction materials company based in Dublin, Ireland, including two years as its principal financial officer and member of its board of directors, and 13 years as the Chief Financial Officer of its North American operation, Oldcastle Materials, Inc. Prior to CRH, he held roles of increasing responsibility in audit, tax, and mergers and acquisitions at Price Waterhouse. We believe Mr. Culpepper’s experience as a senior executive and Chief Financial Officer of several companies and his executive and board experience at other companies provide the requisite qualifications, skills, perspectives, and experiences that make him well qualified to serve on our Board of Directors.

Stephen A. Nolan has served as a director of our company since April 2019. Mr. Nolan has served as President and Chief Operating Officer of SGS North America, the world’s largest testing, inspection and certification company, since August 2019. From June 2013 to April 2018, Mr. Nolan served as Chief Financial Officer and, subsequently, Chief Executive Officer and a member of the Board of Directors of Hudson Global, Inc. (Nasdaq: HSON), a global provider of professional recruitment, talent management, and recruitment process outsourcing services. From September 2004 to December 2012, Mr. Nolan served as Chief Financial Officer of Adecco North America, a staffing and human capital solutions company. From November 2001 to September 2004, Mr. Nolan served as Chief Financial Officer for DHL Global Forwarding NA, a freight forwarding business. From April 2000 to November 2001, Mr. Nolan served as Corporate Controller for Newpower, a residential energy marketing start-up. From December 1985 to March 2000, Mr. Nolan served in Finance roles at Reckitt Benckiser, a global consumer products company. From October 1981 to December 1985, Mr. Nolan served as Audit Senior for PwC. We believe Mr. Nolan’s experience as the Chief Financial Officer and Chief Operating Officer of a number of companies and his executive and board experience at other companies provide the requisite qualifications, skills, perspectives, and experiences that make him well qualified to serve on our Board of Directors.

Sarah R. Tomolonius has served as a director of our company since September 2016. Ms. Tomolonius is a Partner, Head of Investor Relations at M13, a consumer tech-focused full-service venture capital engine, where she has served since March 2020. Ms. Tomolonius co-founded the Sustainability Investment Leadership Council in January 2015. Ms. Tomolonius has served on the advisory board of Private Equity International’s Investor Relations, Marketing and Communications forum since August 2023. Ms. Tomolonius served as Vice President, Marketing and Investor Relations for Arlon Group, a food and agriculture investment firm, from December 2012 to June 2018, and served as Senior Professional, Management Reporting & Analytics from December 2010 to December 2012. From October 2008 to December 2010, Ms. Tomolonius served as Associate, Investor Relations for Citi Private Equity, a private equity group that was acquired by StepStone Group in October 2010. From October 2005 to September 2007, Ms. Tomolonius served as Research Analyst, Corporate & Public Affairs Group of Edelman, a global public relations firm. Ms. Tomolonius served as Program Assistant, Water & Coastal Program of Natural Resources Defense Council, a non-profit international environmental advocacy group, from October 2002 to September 2005. Ms. Tomolonius also served as Chair of the Sustainability Committee for the New York Alternative Investment Roundtable. We believe that Ms. Tomolonius’ experience in the environmental and financial industries and her focus on sustainability provide the requisite qualifications, skills, perspectives, and experiences that make her well qualified to serve on our Board of Directors.

Audrey P. Dunning has served as a director of our company since June 2023. Ms. Dunning is currently the founder and Chief Executive Officer of AMP Growth Advisors, a firm that specializes in strategic planning, business development, executive coaching and advises on digital transformation and technology risk management, since 2019. Ms. Dunning currently serves on the Board of Directors for TransAct Technologies (Nasdaq: TACT), a global leader in software-driven technology and printing solutions for high-growth markets, since March 2022. Ms. Dunning also served on the Board of Directors for TriState Capital Holdings (Nasdaq: TSC) from January 2020 through its acquisition by Raymond James Financial (NYSE: RJF) in June 2022 and remains an advisory board member to TSC. Ms. Dunning has previously served as a director of the Pittsburgh Branch of the Federal Reserve Bank of Cleveland from January 2015 through December 2020, and the board of Dollar Bank, FSB from January 2016 to December 2019. Ms. Dunning also served as the Chief Executive Officer of Summa Technologies, a digital solutions consultancy company that combined its human-centered design, strategy, and agile software development capabilities to power businesses and deliver engaging customer experiences from 2007 until its acquisition by CGI, Inc. (NYSE:GIB) in 2017. We believe that Ms. Dunning’s experience as a former and current Chief Executive Officer, combined with her broad experience across information technology and digital transformation initiatives provide the requisite qualifications, skills, perspectives, and experiences that make her well qualified to serve on our Board of Directors.

There are no family relationships among any of our directors, director nominees, and executive officers.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Culpepper, Friedberg, Miller and Nolan and Mses. Dunning and Tomolonius are independent directors, as “independence” is defined by the listing standards of the Nasdaq Stock Market, or Nasdaq, and by the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Mr. Hatch is an employee director.

Classification of our Board of Directors

Our Board of Directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class are elected for three-year terms to succeed the directors of that class whose terms are expiring. Mr. Culpepper and Ms. Tomolonius are Class I directors whose terms will expire in 2025. Mr. Nolan and Ms. Dunning are Class II directors whose terms will expire in 2026. Messrs. Friedberg, Hatch and Miller are Class III directors whose terms will expire at the 2024 Annual Meeting. While Messrs. Friedberg and Hatch will stand for re-election at the 2024 Annual Meeting, Mr. Miller will not stand for re-election and following the 2024 Annual Meeting, Mr. Miller will no longer serve on our Board of Directors.

Committee Charters, Corporate Governance Guidelines, and Codes of Conduct and Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct that applies to all of our directors, officers, and employees, including our principal executive officer and principal financial and accounting officer, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website, at https://investors.qrhc.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials specified by SEC regulations. These documents are also available in print, free of charge, to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The Chairman of our Board of Directors serves as the presiding director of such executive sessions.

Board Committees

Our bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. Our Board of Directors has established standing Audit, Compensation, and Nominations and Corporate Governance Committees, each consisting entirely of independent directors as “independence” is defined by the listing standards of Nasdaq and by the SEC. The Board of Directors also established a standing Strategic Planning Committee in July 2019.

The Audit Committee

The purpose of the Audit Committee includes overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company and providing assistance to our Board of Directors with respect to its oversight of the integrity of our company’s financial statements, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Miller and Nolan and Mses. Dunning and Tomolonius. Our Board of Directors has determined that each of Messrs. Miller and Nolan and Mses. Dunning and Tomolonius, whose backgrounds are detailed above, qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Miller chairs the Audit Committee.

Following the 2024 Annual Meeting, Mr. Miller will no longer serve as the chair of the Audit Committee and Mr. Culpepper will join the Audit Committee as chair. The Board of Directors has determined that Mr. Culpepper, whose background is detailed above, qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC. Following the 2024 Annual Meeting, Ms. Tomolonius will also leave the Audit Committee to join the Compensation Committee.

The Compensation Committee

The purpose of the Compensation Committee includes determining, or, when appropriate, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. The Compensation Committee is entitled to delegate its responsibilities to a subcommittee of the Compensation Committee, which complies with the applicable rules and regulations of the Nasdaq Stock Market, the SEC, and other regulatory bodies. From time to time the Compensation Committee retains the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies. The Compensation Committee makes all determinations regarding the engagement, fees, and services of its compensation consultants, and its compensation consultants report directly to the Compensation Committee.

The Compensation Committee currently consists of Messrs. Culpepper, Miller and Nolan. Mr. Nolan chairs the Compensation Committee.

Following the 2024 Annual Meeting, Mr. Miller will no longer serve on the Compensation Committee and Ms. Tomolonius will join the Compensation Committee.

The Strategic Planning Committee

The Strategic Planning Committee provides assistance to our Board of Directors in assessing whether our management has the resources necessary to implement our company’s strategy; assessing external developments and factors, including changes in the economy, competition and technology, on our company’s strategy and execution of its strategy; and advising on strategic development activities, including those not in the ordinary course of business, under consideration from time to time by our company.

The Strategic Planning Committee currently consists of Messrs. Friedberg, Culpepper and Hatch. Mr. Friedberg chairs the Strategic Planning Committee.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

The Nominations and Corporate Governance Committee currently consists of Mr. Friedberg and Mses. Dunning and Tomolonius. Mr. Friedberg chairs the Nominations and Corporate Governance Committee.

The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner addressed and delivered to our Secretary at the address of our executive offices. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Our board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Board Diversity Matrix (As of May 24, 2024)

Total Number of Directors				7
Part I. Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	5
Part II. Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Environmental, Social and Governance Principles

In 2024, we intend to continue our efforts to formalize and improve environmental, social, and governance (“ESG”) programs as well as to increase transparency and disclosure about these programs. As reflected in this proxy statement, we continued our commitment to strong corporate governance principles, which include standing committees of the Board comprised of only independent directors, prohibition on pledging and hedging our stock, and strong corporate ethics and compliance policies such as our Code of Conduct and Code of Ethics.

Our business involves creating customer-specific programs and performing the related services for the collection, processing, recycling, disposal, and tracking of waste streams and recyclables to maximize resource utilization. Our programs and services enable our customers to address their business, sustainability and ESG goals and responsibilities. We believe our services are comprehensive, innovative, and cost effective. Our services are designed to enable our business customers to capture the commodity value of their waste streams and recyclables, better manage their disposal and total operating costs, enhance their management of environmental risks, enhance their legal and regulatory compliance, and achieve their business and environmental goals while maximizing the efficiency of their assets. Our services currently focus on the waste streams and recyclables from big box retailers, including grocers and other specialty retailers; transportation, logistics, and fleet operators; manufacturing and industrial facilities; automotive after-market operations such as automotive maintenance, quick lube, dealerships, and collision repair; multi-family and commercial properties; restaurant chains and food operations; malls and shopping centers; and construction and demolition projects. We currently concentrate on programs for recycling cardboard, pallets, wood waste, metal, glass, motor oil and automotive lubricants, oil filters, scrap tires, oily water, goods destruction, food waste, meat renderings, cooking oil and grease trap waste, plastics, mixed paper, construction debris, as well as a large variety of regulated and non-regulated solid, liquid, and gas wastes. In addition, we offer products such as antifreeze and windshield washer fluid, dumpster and compacting equipment, and other minor ancillary services. We also provide information and data that tracks and reports the detailed transactional and environmental results of our services and provides actionable data to improve business operations. The data we generate enables our customers to address their environmental goals and responsibilities and to report to internal and external parties such as employees, investors, business partners, and governmental agencies.

Some of our efforts to further our environmental and social principles include the programs described below.

Environmental Sustainability. We are dedicated to embodying the sustainable message that we educate our clients on. We recognize that reducing the environmental impact of our own operations is an important part of the value that we deliver to our customers. As a business focused on promoting mindful use of our natural resources, we have established a Sustainability Team to ensure that beyond the services we provide, we strive to create sustainability throughout our internal operations. Internally, we support environmental awareness by tracking our carbon footprint and encouraging recycling and waste management in our business practices and operating procedures. Special recycling receptacles have been set up at our offices to promote the separation and collection of designated recyclable materials. We encourage reducing and, when possible, eliminating the use of disposable products. Our source reduction decreases the consumption of valuable resources through workplace practices such as: communication through email and video conferencing when possible in place of travel; using two-sided photocopying; using green marketing tactics ranging from using recycled materials for printing and packaging to paperless advertising and marketing; and turning off lights when rooms are not in use.

Community. Increasingly, corporations are seeing not only the philanthropic value of giving back, but also the business value of integrating their community investment into their business practices. Our commitment focuses on engaging in a number of community events that provide support within the various communities in which our organization operates.

•	At a local level with our corporate headquarters, we have elected to establish an ongoing community partnership with local charity organization, Susan G. Komen.

•	To support communities where we perform work for our clients, we selectively partner with organizations that allow us to leverage our client relationships for greater community value. This includes things such as participating in Earth Day events to support a client’s commitment to zero waste, supporting a California beach clean up to kick off a client’s sustainability efforts, and participating in an event and giving to the U.S. Paralympics in support of a company’s annual gift drive.

Employee and Client Safety. The safety of our employees and clients remain fundamental to our day-to-day operational focus. We implement various workplace safety measures designed to protect the health and safety of our employees and clients. Specifically, with respect to the coronavirus (COVID-19) pandemic, we implemented recommended health and safety measures to minimize the risk of COVID-19 spread to our employees, clients, and the communities in which we operate. We built our company’s infrastructure to be fully operational, even in times of disruption caused by catastrophic events such as natural disasters or a potential outbreak such as the one we have faced for the past several years. Our robust cloud-based IT infrastructure and powerful network has allowed us to successfully implement our Business Continuity Plan and switch to a 100% virtual environment. Our operating protocols allow for all employees to work from home, if needed, without losing access to any data, software, applications or information used in our everyday workflow to manage our customer’s waste and recycling programs. In addition, we have established double redundancy for all critical functions and account management needs to ensure business continuity. We qualify as an “essential business” under applicable laws; however, due to strategic planning efforts with regard to our workforce, approximately 85% of our employees worked remotely in 2024. With respect to essential employees who worked in the office, we complied with all Centers for Disease Control and Prevention, state, and local guidelines.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

We currently maintain separate roles between the Chief Executive Officer and Chairman of the Board in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. The Chairman of the Board provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the Board of Directors as well as executive sessions of the Board of Directors.

Clawback Policy

We adopted a clawback policy in May 2019 (“2019 Clawback Policy”). In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. In addition, we will also have the right to recover incentive compensation (whether cash or equity), if a participant, without our consent, while employed by or providing services to our company or any related entity or after termination of such employment or services, violates a non-competition, non-solicitation, or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with our Corporate Governance Guidelines, Code of Conduct, Code of Ethics for the CEO and Senior Financial Officers, or any other corporate governance materials specified by the SEC or exchange on which our common stock is listed. This policy is administered by the Compensation Committee of our Board of Directors. The policy is effective for financial statements for periods beginning on or after January 1, 2019.

In addition to our 2019 Clawback Policy, we also adopted on November 17, 2023, the Company’s 2023 Dodd-Frank Clawback Policy.

Director and Officer Derivative Trading and Hedging Policy

We adopted a director and officer derivative trading and hedging policy in May 2019. Directors and executive officers of our company (including any family members residing in the household of a director or executive officer) may not engage in derivative trading or hedging involving our company’s securities or pledging or margining any common stock of our company.

Stock Ownership Guidelines

We adopted stock ownership guidelines for our non-employee directors and for our Chief Executive Officer, our Chief Financial Officer, and our Chief Operating Officer. Our non-employee directors and Chief Executive Officer are required to have stock ownership of our common stock with an acquisition price equal to at least $100,000 and our Chief Financial Officer and our Chief Operating Officer are each required to have stock ownership of our common stock with an acquisition price equal to at least $75,000.

Each individual has five years from the later of the date of adoption of these guidelines (April 3, 2019) or the date of appointment of the individual as a director or a designated executive officer to achieve the required ownership levels. We believe that these guidelines promote the alignment of the long-term interests of our designated executive officers and members of our Board of Directors with our stockholders.

Stock ownership generally includes shares directly owned by the individual (including any shares over which the individual has sole ownership, voting, or investment power); shares owned by the individual’s minor children and spouse and by other related individuals and entities over whose shares the individual has custody, voting control, or power of disposition; shares underlying restricted stock units, or “RSUs”, and deferred stock units, or “DSUs”, that have vested or will be vested within 60 days; shares held in trust for the benefit of the individual or the individual’s immediate family members; and shares owned through savings plans, such as our 401(k) Plan and our deferred compensation plan or acquired through our employee stock purchase plan.

The acquisition price for purposes of the stock ownership guidelines is the actual purchase price paid for shares of our common stock through open market purchases, private placements, the exercise of stock options, and similar purchases; the amount of cash compensation for executive base salaries or bonuses or director cash compensation exchanged for RSUs or DSUs; and the grant date price of shares underlying vested RSUs or DSUs issued other than in lieu of or in exchange for executive base salaries or bonus or director cash compensation.

The failure to satisfy the required ownership level may result in the ineligibility of the individual to receive stock-based compensation in the case of a designated executive officer or director or the inability to be a nominee for election to the Board of Directors in the case of a director.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2023, Messrs. Culpepper, Miller and Nolan served on our Compensation Committee. Messrs. Culpepper, Miller and Nolan had no material contractual or other relationships with us during such period except as directors and equity holders.

Board and Committee Meetings

Our Board of Directors held a total of six meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, the Audit Committee held ten meetings; the Compensation Committee held eight meetings; the Nominations and Corporate Governance Committee held four meetings; and the Strategic Planning Committee held three meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she was a member.

Annual Meeting Attendance

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. All of our directors attended our 2023 Annual Meeting of Stockholders.

Communications with Directors

Stockholders and other interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Quest Resource Holding Corporation c/o any specified individual director or directors at the address of our executive offices. Any such letters are sent to the indicated directors.

MANAGEMENT

The following table sets forth certain information regarding our executive officers:

Name	Age	Position
S. Ray Hatch	64	President and Chief Executive Officer
Brett W. Johnston	48	Senior Vice President and Chief Financial Officer
David P. Sweitzer	61	Executive Vice President and Chief Operating Officer
Perry W. Moss	64	Chief Revenue Officer

S. Ray Hatch’s biography is set forth under the heading “Proposal One—Election of Directors—Nominees” above.

Brett W. Johnston has served as Senior Vice President and Chief Financial Officer of our company since November 2022. Mr. Johnston served as both Senior Vice President and Vice President of Finance and Business Development for the Construction Products Group at Arcosa, Inc., a publicly traded infrastructure products company, from November 2018 to October 2022. From 2003 until November 2018 when Arcosa spun off from Trinity Industries, a publicly traded multi-industry company, Mr. Johnston served in various roles for the Construction Materials division across operations, finance, strategic planning, business development, and sales and marketing including Vice President of Finance and Business Development, Vice President of Operations, and Vice President of Business Development.

David P. Sweitzer has served as Executive Vice President and Chief Operating Officer of our company since October 2016. Mr. Sweitzer served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales of SMS Assist, L.L.C., a multisite property management technology company, from March 2013 to September 2016. Mr. Sweitzer served in various roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management, including Director of Business Development from July 2011 to March 2013, Client Solutions Vice President from February 2009 to July 2011, and Vice President of Industrial Programs and Account Management from July 2003 to January 2010. From April 1992 to June 2003, Mr. Sweitzer served as Market Manager/Specialist of Integrated Process Technologies, L.L.C., a facility maintenance service company.

Perry W. Moss has served as the Chief Revenue Officer of our company since June 2024. Mr. Moss previously joined our company as Senior Vice President of Sales and Business Development and brings over 30 years of broad business development experience. Mr. Moss has previously worked in various leadership roles at Rubicon Technologies, Inc., a publicly traded digital marketplace for waste and recycling services, including Chief Advisor from January 2018 to March 2023, President from January 2011 to December 2017 and Chief Operating Officer from May 2011 to June 2011. Prior to Rubicon, Mr. Moss also served in various roles at Oakleaf Waste Management, a sustainability service group that provides environmental solutions, including Executive Vice President of Major Accounts and Business Development from August 2009 to May 2011, Senior Vice President of Client Services from August 2007 to August 2009 and Senior Vice President of Recycling Services from November 2004 to August 2007. From 1995 to 2004, Mr. Moss served as the Director of Business Development for Smurfit-Stone Container, a global paperboard and paper-based packaging company.

EXECUTIVE COMPENSATION

Fiscal 2023 Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2023 and 2022, information with respect to compensation for services in all capacities to us and our subsidiaries earned by (i) our principal executive officer and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as an executive officer on December 31, 2023. We refer to these executive officers as our “named executive officers.”

				Stock and	All Other
Name and Principal Position	Year	Salary (1)	Bonus (1)	Option Awards (2)	Compensation (3)	Total
S. Ray Hatch	2023	$375,000	$125,000	$211,904	$19,630	$731,534
President, Chief Executive	2022	$356,562	$261,218	$230,057	$26,980	$874,817
Officer, and Director
Brett W. Johnston	2023	$300,000	$120,000	$141,270	$19,004	$580,274
Senior Vice President and Chief	2022	$50,769	$70,892	$150,168	$1,250	$273,079
Financial Officer (4)
David P. Sweitzer	2023	$325,000	$125,000	$185,416	$12,195	$647,611
Executive Vice President and	2022	$301,412	$162,896	$175,044	$24,737	$664,089
Chief Operating Officer

(1)	The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.
(2)	The amounts in this column reflect the aggregate probable grant date fair value of stock and option awards granted to our named executive officers during the fiscal year calculated in accordance with FASB ASC Topic 718, Stock Compensation. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The amounts reported in this column do not correspond to the actual economic value that may be received by our named executive officers from their option awards. Certain of the executive compensation is in the form of DSUs, in which the stock is fully vested upon issuance with delivery deferred until the executive leaves the Company.
(3)	The named executive officers participate in certain group life, health, disability insurance, and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms, and operation. However, we pay all health insurance premiums for Messrs. Hatch, Johnston and Sweitzer, which amounts are included in this column. The figure shown for each named executive officer also includes employer contributions to a qualified deferred compensation plan (401(k) plan) and auto allowance. Our 401(k) plan provides employees with an opportunity to defer compensation for retirement. Employees may contribute up to 87% of compensation, subject to IRS limits. We match 100% of the first 3% and 50% of the next 2% of eligible earnings that employees contribute to the 401(k) plan. Our 2014 Employee Stock Purchase Plan, as amended (the “2014 ESPP”), permits our employees and employees of our designated subsidiaries, which we refer to each as a “Participating Company,” to purchase our common stock at a discount equal to 85% of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering, subject to limits set by the Internal Revenue Code of 1986, as amended (the “Code”), and the 2014 ESPP.
(4)	Mr. Johnston became our Senior Vice President and Chief Financial Officer on November 1, 2022. Mr. Johnston’s fiscal 2022 compensation is for the period of November 1, 2022 through December 31, 2022.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2023.

		Option Awards
						Equity Incentive
						Plan Awards:
						Number of
						Securities
		Number of Securities				Underlying	Option	Option
		Underlying Unexercised Options (1)				Unexercised	Exercise	Expiration
Name	Grant Date	Exercisable		Unexercisable		Unearned Options	Price	Date
S. Ray Hatch	1/7/2016	250,000		—		—	$5.44	1/7/2026
	1/16/2018	100,000		—		—	$2.39	1/16/2028
	2/12/2019	150,000		—		—	$1.51	2/12/2029
	3/16/2020	160,000		—		—	$1.51	3/16/2030
	3/15/2021	53,333	(2)	26,667		—	$3.83	3/15/2031
	4/20/2022	17,500	(2)	35,000		—	$6.17	4/20/2032
	5/17/2023	—		60,000	(2)	—	$5.50	5/17/2033
David P. Sweitzer	10/15/2018	10,500		—		—	$2.62	10/15/2028
	10/3/2019	8,400	(3)	2,100		—	$2.45	10/3/2029
	3/15/2021	40,000	(2)	20,000		—	$3.83	3/15/2031
	4/20/2022	13,333	(2)	26,667		—	$6.17	4/20/2032
	5/17/2023			52,500	(2)	—	$5.50	5/17/2033
Brett W. Johnston	11/1/2022	5,000	(4)	20,000		—	$8.68	11/1/2032
	5/17/2023	—		40,000	(2)	—	$5.50	5/17/2033

(1)	Unless otherwise noted, all of the options granted to our named executive officers were granted under and are subject to the terms of our 2012 Incentive Compensation Plan, as amended (the “2012 Plan”).
(2)	One-third of the total number of shares underlying this option vest on each of the first, second, and third anniversary of the date of grant.
(3)	One-fifth of the total number of shares underlying this option vest on the anniversary of the date of grant until 2024. This option was not granted under the 2012 Plan.
(4)	One-fifth of the total number of shares underlying this option vest on the anniversary of the date of grant until 2027. This option was not granted under the 2012 Plan.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company. The Compensation Committee did not consider the pay versus performance disclosure when making its compensation decisions for the 2023 fiscal year. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers.

The following table sets forth the compensation for our principal executive officer and the average compensation for certain of our other named executive officers, each as reported in the Summary Compensation Table and with certain adjustments to reflect compensation actually paid as defined under the SEC rules. The table also provides information with respect to cumulative total shareholder return (“TSR”) and Net Income (Loss).

Pay Versus Performance
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income (Loss)
2023	$731,534	$723,585	$613,943	$613,250	$317	$(7,291,285)
2022	$874,817	$860,601	$461,012	$339,036	$265	$(6,047,986)
2021	$985,918	$2,207,403	$635,978	$1,395,451	$300	$1,691,057

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Hatch (our Principal Executive Officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Compensation Table.”
(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Hatch, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hatch during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, refer to the following table for adjustments that were made to Mr. Hatch’s total compensation for each year to determine the compensation actually paid.
(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for our non-PEO named executive officers as a group (excluding Mr. Hatch) in the “Total” column of the Summary Compensation Table in each applicable year. The non-PEO named executive officers included for purposes of calculating the average amounts in 2023 were Messrs. Sweitzer and Johnston. The non-PEO named executive officers included for purposes of calculating the average amounts in 2022 were Messrs. Sweitzer and Johnston and Ms. Latham, our former CFO. The non-PEO named executive officers included for purposes of calculating the average amounts in 2021 were Mr. Sweitzer and Ms. Latham.
(4)	The dollar amounts reported in column (e) represent the amount of “compensation actually paid” to the non-PEO named executive officers, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the non-PEO named executive officers during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, refer to the following table for adjustments that were made to the non-PEO named executive officers’ total compensation for each year to determine the compensation actually paid.
(5)	TSR assumes $100 was invested in our common stock on December 31, 2020.

PEO Stock Award Adjustments
Year	Executive(s)	Summary Compensation Table Total (Average for Non-PEO Named Executive Officers)	Subtract Stock and Option Awards	Add Year-End Fair Value of Equity Awards Granted in Covered Year	Change in Value of Unvested Equity Awards Granted in Prior Years	Change in Value of Prior Year Equity Awards Vested in Covered Year	Compensation Actually Paid (Average for Non-PEO Named Executive Officers)
2023	PEO	$731,534	$(211,904)	$261,108	$(5,930)	$(51,223)	$723,585
2023	Non-PEO Named Executive Officers	$613,943	$(163,343)	$201,271	$(17,054)	$(21,567)	$613,250
2022	PEO	$874,817	$(230,057)	$351,036	$(92,223)	$(42,972)	$860,601
2022	Non-PEO Named Executive Officers	$461,012	$(113,404)	$109,738	$(70,288)	$(48,022)	$339,036
2021	PEO	$985,918	$(214,838)	$638,271	$674,034	$124,018	$2,207,403
2021	Non-PEO Named Executive Officers	$635,978	$(148,952)	$326,513	$470,202	$111,710	$1,395,451

Relationships Between Executive Compensation Actually Paid and the Company’s Financial Performance Measures

Relationship Between Compensation Actually Paid and Net Income (Loss)

As displayed in our Pay Versus Performance Table, from 2021 to 2023, our net loss increased and the compensation actually paid to our PEO and Non-PEO Named Executive Officers also decreased over those years. This does not reflect a change in our compensation practices but is rather a function of fluctuations in our stock price over the same three years. A portion of the compensation actually paid to our PEO and Non-PEO Named Executive Officers are performance-based awards, as described under “2024 Bonus Plan for Senior Management”, which is based on the satisfaction of certain performance metrics. As such, though our PEO and Non-PEO Named Executive Officers achieved strong performance metrics, net loss increased significantly from 2021 to 2023 primarily as a result of interest costs and acquisition-related intangible amortization costs.

Additionally, we grant stock options to our PEO and Non-PEO Named Executive Officers. Due to the fluctuation in our stock price from $2.31 at December 31, 2020 to $6.94, $6.11, and $7.33 at December 31, 2021, 2022 and 2023, respectively, the value of our option awards changed significantly in 2021, 2022 and 2023, which further accounts for much of the change in compensation actually paid over the three-year period 2021 through 2023.

Relationship Between Compensation Actually Paid and Company Total Shareholder Return

As outlined in the Pay Versus Performance Table, the fluctuations in the compensation values for our PEO and Non-PEO Named Executive Officers over the three-year period 2021 through 2023 align with the fluctuations in the Company’s TSR over this same period. A large component of our executive compensation is equity-based to align compensation with performance. We believe the equity-based compensation strongly aligns our PEO and Non-PEO Named Executive Officers’ interests with those of our stockholders to maximize long-term value and encourages long-term employment. In particular, we view stock options, which are an integral part of our executive compensation program, as related to the Company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases above the option exercise price and if the executive officer continues in our employment over the vesting period. The ultimate value of these equity awards, and the resulting impact on compensation actually paid, aligns with the Company’s TSR performance.

2024 BONUS PLAN FOR SENIOR MANAGEMENT

The bonuses paid to our named executive officers for fiscal 2023 were based on the satisfaction of certain performance metrics. The 2024 Bonus Plan for Senior Management of the Company and its subsidiaries (the “2024 Bonus Plan”) is designed to provide incentive compensation for our named executive officers. To be eligible for a bonus payout, the executive employee must be employed as of December 31 of the bonus plan year or as specified in an employment agreement with the employee.

The total potential bonus at target will be computed as a percentage of the respective executive’s total base salary as follows:

Chief Executive Officer	100%
Chief Operating Officer	80%
Chief Financial Officer	65%

Each eligible executive’s total potential bonus is computed as a percentage of total base salary received through the end of the applicable fiscal year.

The 2024 Bonus Plan is exclusively for the fiscal year ending December 31, 2024. The budget for 2024 will serve as the metrics for the 2024 Bonus Plan and the payout of any potential bonus will be dependent on the respective executives meeting certain performance thresholds. The bonus payout will be calculated based on the final audited numbers for the 2024 fiscal year, which are typically available on or before March 31 of the following year. The respective executive may elect to receive the bonus payout in cash or DSUs or in any combination thereof.

Employment and Other Agreements with Our Named Executive Officers

S. Ray Hatch

We entered into a severance and change in control agreement with Mr. Hatch, our President and Chief Executive Officer, on January 7, 2016, which was subsequently amended and restated on June 29, 2021. If we terminate Mr. Hatch’s employment for any reason other than for good cause (as defined in the agreement) or if Mr. Hatch voluntarily terminates his employment with us for good reason (as defined in the agreement), the agreement provides that (a) we will pay Mr. Hatch his salary for a period of 18 months following the effective date of such termination, (b) we will pay Mr. Hatch, at the same time as cash incentive bonuses are paid to other executives, a portion of the cash incentive bonus deemed by our Compensation Committee in the exercise of its sole discretion, to be earned by Mr. Hatch pro rata for the period commencing on the first day of our fiscal year for which the cash incentive bonus is calculated and ending on the effective date of such termination, (c) all unvested stock options held by Mr. Hatch in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination, (d) all unvested RSUs granted after the date of the agreement held by Mr. Hatch in his capacity as an employee on the date of the termination shall vest as of the effective date of the termination and the shares of Mr. Hatch’s common stock related to such RSUs shall be delivered to Mr. Hatch as soon as administratively practicable after the effective date of the termination but in no event later than March 15 of the year following the effective date of the termination and (e) we shall either (i) provide coverage under our medical plan to the extent provided for Mr. Hatch on the effective date of termination, such benefits to be received over a period of 18 months after the effective date of the termination or (ii) provide reimbursement for the COBRA premium for such coverage through the earlier of such 18-month period after the effective date of the termination or the COBRA eligibility period.

The agreement further provides that, in the event of a change in control of our company (as defined in the agreement), Mr. Hatch has the option to terminate his employment with us, unless (a) the provisions of the agreement remain in full force and effect as to Mr. Hatch and (b) he suffers no reduction in his status, authority, or base salary following the change in control, provided that Mr. Hatch will be considered to suffer a reduction in his status, authority, or base salary, only if, after the change in control, (i) he is not the President and Chief Executive Officer of the company that succeeds to our business, (ii) such company’s common stock is not listed on a national stock exchange (such as the New York Stock Exchange, the Nasdaq Stock Market, or the NYSE MKT), (iii) such company in any material respect reduces Mr. Hatch’s status, authority, or base salary, or (iv) as a result of the change in control, Mr. Hatch is required to relocate his principal place of business more than 50 miles from The Colony, Texas (or surrounding areas). If Mr. Hatch terminates his employment with us following a change in control or if we terminate his employment without good cause, in each case during the period commencing three months before and one year following the change in control, (a) we will pay Mr. Hatch’s base salary for a period of 18 months following the effective date of such termination, (b) we will pay Mr. Hatch an amount equal to the average of his cash bonus paid for each of the two fiscal years immediately preceding his termination, (c) all unvested stock options held by Mr. Hatch in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination, and (d) all unvested RSUs, granted after the date hereof held by Mr. Hatch in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination.

The agreement also contains a provision that prohibits Mr. Hatch from competing with our company for a period of 18 months following the termination of his employment with our company for any reason. The agreement further contains a provision that prohibits Mr. Hatch from soliciting or hiring any of our employees for a period of 24 months following the termination of his employment with our company for any reason.

Brett W. Johnston

On May 12, 2023, we entered into a severance and change in control agreement with Brett W. Johnston, our Senior Vice President of Finance and Chief Financial Officer, effective as of the same date. If we terminate Mr. Johnston’s employment for any reason other than for good cause (as defined in the agreement) or if Mr. Johnston voluntarily terminates his employment with us for good reason (as defined in the agreement), the agreement provides that (a) we will pay Mr. Johnston his salary for a period of 12 months following the effective date of such termination and (b) we will pay Mr. Johnston, at the same time as cash incentive bonuses are paid to other executives, a portion of the cash incentive bonus deemed by our Compensation Committee in the exercise of its sole discretion, to be earned by Mr. Johnston pro rata for the period commencing on the first day of our fiscal year for which the cash incentive bonus is calculated and ending on the effective date of such termination.

The agreement further provides that, in the event of a change in control of our company (as defined in the agreement), Mr. Johnston has the option to terminate his employment with us, unless (a the provisions of the agreement remain in full force and effect as to Mr. Johnston and (b) he suffers no reduction in his status, authority, or base salary following the change in control, provided that Mr. Johnston will be considered to suffer a reduction in his status, authority, or base salary, only if, after the change in control, (i) he is not the Senior Vice President of Finance and Chief Financial Officer of the company that succeeds to our business, (ii) such company’s common stock is not listed on a national stock exchange (such as the New York Stock Exchange, the Nasdaq Stock Market, or the NYSE MKT), (iii) such company in any material respect reduces Mr. Johnston’s status, authority, or base salary, or (iv) as a result of the change in control, Mr. Johnston is required to relocate his principal place of business more than 50 miles from The Colony, Texas (or surrounding areas). If Mr. Johnston terminates his employment with us following a change in control or if we terminate his employment without good cause, in each case during the period commencing three months before and one year following the change in control, (a) we will pay Mr. Johnston’s base salary for a period of 12 months following the effective date of such termination, (b) we will pay Mr. Johnston an amount equal to the average of his cash bonus paid for each of the two fiscal years immediately preceding his termination; provided that in the event Mr. Johnston has not been employed by us for at least two fiscal years at the time of such termination, then the cash bonus shall be in an amount equal to Mr. Johnston’s target bonus for the fiscal year in which such termination occurred, (c) all unvested stock options held by Mr. Johnston in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination, and (d) all unvested RSUs granted after the date hereof held by Mr. Johnston in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination.

The agreement also contains a provision that prohibits Mr. Johnston from competing with our company for a period of 12 months following the termination of his employment with our company for any reason. The agreement further contains a provision that prohibits Mr. Johnston from soliciting or hiring any of our employees for a period of 24 months following the termination of his employment with our company for any reason.

David P. Sweitzer

On February 15, 2017, we entered into an executive agreement with David P. Sweitzer, our Executive Vice President and Chief Operating Officer, effective as of the same date. If we terminate Mr. Sweitzer’s employment for any reason other than for good cause (as defined in the agreement) or if Mr. Sweitzer voluntarily terminates his employment with us for good reason (as defined in the agreement), the agreement provides that (a) we will pay Mr. Sweitzer his salary for a period of 12 months following the effective date of such termination and (b) we will pay Mr. Sweitzer, at the same time as cash incentive bonuses are paid to other executives, a portion of the cash incentive bonus deemed by our Compensation Committee in the exercise of its sole discretion, to be earned by Mr. Sweitzer pro rata for the period commencing on the first day of our fiscal year for which the cash incentive bonus is calculated and ending on the effective date of such termination.

The agreement further provides that, in the event of a change in control of our company (as defined in the agreement), Mr. Sweitzer has the option to terminate his employment with us, unless (a) the provisions of the agreement remain in full force and effect as to Mr. Sweitzer and (b) he suffers no reduction in his status, authority, or base salary following the change in control, provided that Mr. Sweitzer will be considered to suffer a reduction in his status, authority, or base salary, only if, after the change in control, (i) he is not the Executive Vice President and Chief Operating Officer of the company that succeeds to our business, (ii) such company’s common stock is not listed on a national stock exchange (such as the New York Stock Exchange, the Nasdaq Stock Market, or the NYSE MKT), (iii) such company in any material respect reduces Mr. Sweitzer’s status, authority, or base salary, or (iv) as a result of the change in control, Mr. Sweitzer is required to relocate his principal place of business more than 50 miles from The Colony, Texas (or surrounding areas). If Mr. Sweitzer terminates his employment with us following a change in control or if we terminate his employment without good cause, in each case during the period commencing three months before and one year following the change in control, (a) we will pay Mr. Sweitzer’s base salary for a period of 12 months following the effective date of such termination, (b) we will pay Mr. Sweitzer an amount equal to the average of his cash bonus paid for each of the two fiscal years immediately preceding his termination, (c) all unvested stock options held by Mr. Sweitzer in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination, and (d) all unvested RSUs granted after the date hereof held by Mr. Sweitzer in his capacity as an employee on the effective date of termination shall vest as of the effective date of the termination.

The agreement also contains a provision that prohibits Mr. Sweitzer from competing with our company for a period of 12 months following the termination of his employment with our company for any reason. The agreement further contains a provision that prohibits Mr. Sweitzer from soliciting or hiring any of our employees for a period of 24 months following the termination of his employment with our company for any reason.

The employment of all of our other officers is “at will” and may be terminated by us or the officer at any time, for any reason or no reason.

DIRECTOR COMPENSATION

During fiscal 2023, we paid each non-employee director a monthly retainer, which is currently equivalent to $40,000 annually. Currently, the non-employee Chairman of the Board receives an additional $293,040 per year; the non-employee Chair of the Audit Committee receives an additional $15,000 per year; the non-employee Chair of the Compensation Committee receives an additional $10,000 per year; the non-employee Chair of the Nominations and Corporate Governance Committee receives an additional $7,500 per year; the non-employee Chair of the Strategic Planning Committee receives an additional $10,000 per year; the non-Chair members of the Audit Committee each receive an additional $7,500 per year; the non-chair members of the Compensation Committee each receive an additional $5,000 per year; the non-Chair members of the Nominations and Corporate Governance Committee each receive an additional $3,750 per year; and the non-Chair members of the Strategic Planning Committee each receive an additional $5,000 per year. We also reimburse each non-employee director for travel and related expenses incurred in connection with attendance at Board of Director and committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

Effective September 1, 2019, non-employee directors can elect to receive all or a portion of their annual retainers in the form of DSUs. The DSUs are recognized at their fair value on the date of grant. Director fees deferred into stock units are calculated and expensed each month by taking fees earned during the month and dividing by the closing price of our common stock on the last trading day of the month, rounded down to the nearest whole share. Each DSU represents the right to receive one share of our common stock following the completion of a director’s service.

We also compensate our non-employee directors in the form of stock-based compensation. In May 2020, Mr. Friedberg received a 10 year option to purchase 223,295 shares of our common stock at an exercise price of $1.48 per share, with 1/12th to vest and become exercisable on the last day of each month, commencing on the last day of the month in which the options were granted. In May 2020, each non-employee member (excluding Messrs. Friedberg and Nolan) of our Board of Directors at that time received 10 year options to purchase 37,915 shares of our common stock at an exercise price of $1.48 per share, with 1/12th to vest and become exercisable on the last day of each month, commencing on the last day of the month in which the options were granted. This grant reflects the annual stock-based compensation for those directors through May 2021. In May 2021, each non-employee member of our Board of Directors at that time received a fully vested DSU award to receive 15,000 shares of our common stock valued at $4.23 per share or $63,450. In July 2021, Mr. Culpepper became a non-employee member of our Board of Directors and at that time received a fully vested DSU award to receive 15,000 shares of our common stock valued at $6.93 per share or $103,950. These grants reflect the annual stock-based compensation for those directors through May 2022. In August 2023, each non-employee member of our Board of Directors at that time received a RSU award to receive 10,176 shares of our common stock valued at $7.37 per share or $74,997. The RSUs will vest and become exercisable on the first anniversary of the date on which they were granted. These grants reflect the annual stock-based compensation for those directors through August 2024.

The following table sets forth the compensation earned or paid by us to each non-employee director for the fiscal year ended December 31, 2023. Mr. Hatch did not receive any compensation for his service on our Board of Directors.

	Fees Earned	Stock
Name	or Paid in Cash	Awards (1)	Total
Glenn A. Culpepper	$44,317	$74,997	$119,314
Audrey P. Dunning	$24,348	$74,997	$99,345
Daniel M. Friedberg	$268,585	$74,997	$343,582
Ronald L. Miller, Jr.	$50,025	$77,303	$127,328
Stephen A. Nolan	$11,548	$113,423	$124,971
Sarah R. Tomolonius	$44,788	$74,997	$119,785

(1)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted to our non-employee directors during the fiscal year ended December 31, 2023, calculated in accordance with FASB ASC Topic 718, Stock Compensation in the form of DSUs, RSUs or other stock awards.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2023:

	Stock	Option
Name	Awards (1)	Awards
Glenn A. Culpepper	25,176	25,000
Audrey P. Dunning	10,176	—
Daniel M. Friedberg	25,176	513,819
Ronald L. Miller, Jr.	26,083	129,665
Stephen A. Nolan	70,805	176,659
Sarah R. Tomolonius	25,176	138,650

(1)	Stock awards of 10,176 units per non-employee director, in the form of RSUs, will vest and become exercisable on the first anniversary of the date on which they were granted, August 16, 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2023 with respect to our common stock that may be issued under our incentive compensation plans and under other option grants.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	2,865,704	$3.08	1,123,503
Equity compensation plans not approved by security holders	296,000	$5.51	—
Total	3,161,704	$3.33	1,123,503

(1)	Under our 2012 Plan, an aggregate of 4,830,437 shares of our common stock was authorized for issuance pursuant to awards granted under such plan. The number of available shares will be decreased by the number of shares with respect to which awards previously granted under such plan are terminated without being exercised prior to expiration or are surrendered in payment of any awards or any tax withholding with respect thereto. As of December 31, 2023, the number of securities to be issued upon exercise of outstanding options was 2,573,013, the number of common stock shares to be issued under DSUs was 231,635, and the number of common stock shares to be issued under RSUs was 61,056. As of December 31, 2023, the aggregate number of shares of common stock available for future issuance pursuant to awards under our 2012 Plan was 957,256 and 166,247 shares of common stock reserved for issuance under our 2014 ESPP. Our 2014 ESPP authorizes the sale of up to 500,000 shares of our common stock to employees.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee, consisting of four independent directors. All of the members of the Audit Committee are “independent” of our company and management, as independence is defined in applicable rules of Nasdaq and the SEC.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent registered public accountant. The committee discussed with the independent registered public accountant the matters required to be discussed by the Public Company Accounting Oversight Board. This included a discussion of the independent registered public accountant’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent registered public accountant written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the committee concerning independence. The committee also discussed with the independent registered public accountant its independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.

The committee discussed with the independent registered public accountant the overall scope and plans for its audit. The committee met with the independent registered public accountant, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held ten meetings during the fiscal year ended December 31, 2023.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors agreed, that the audited financial statements could be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

Ronald L. Miller, Jr., Chairman
Stephen A. Nolan
Sarah R. Tomolonius
Audrey P. Dunning

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares as of May 24, 2024 by (1) each director, nominee for director, and named executive officer of our company, (2) all directors (including the director nominee) and executive officers of our company as a group, and (3) each person known by us to own more than 5% of our common stock.

	Shares Beneficially Owned
Named Executive Officers and Directors (1):	Number (2)	Percentage (2)
S. Ray Hatch (3)	919,199	4.35%
Brett W. Johnston (4)	44,903	*
David P. Sweitzer (5)	154,003	*
Daniel M. Friedberg (6)	3,341,366	16.08%
Glenn A. Culpepper (7)	44,000	*
Ronald L. Miller, Jr. (8)	148,273	*
Stephen A. Nolan (9)	305,962	1.49%
Sarah R. Tomolonius (10)	159,074	*
Audrey P. Dunning	2,000	*
All directors and executive officers as a group (9 persons) (11)	5,118,780	22.84%
5% Stockholders:
Wynnefield Partners Small Cap Value, L.P., et al (12)	2,703,773	13.35%
Pinnacle Family Office Investments, L.P. (13)	2,506,389	12.37%

*	Less than 1% of the outstanding shares of common stock.
(1)	Except as otherwise indicated, each person named in the table has the sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law. Except as otherwise indicated, each person may be reached as follows: c/o Quest Resource Holding Corporation, 3481 Plano Parkway, Suite 100, The Colony, Texas 75056.
(2)	The number of shares beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The number of shares shown includes, when applicable, shares owned of record by the identified person’s minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control, or power of disposition. The percentages shown are calculated based on 20,254,584 shares outstanding on May 24, 2024. The numbers and percentages shown include shares actually owned on May 24, 2024 and shares that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares that the identified person or group had the right to acquire within 60 days of May 24, 2024 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group but are not deemed to be outstanding for the purpose of computing the percentage of shares of stock owned by any other person or group.
(3)	Includes 795,000 shares issuable upon exercise of vested stock options and 85,367 DSUs.
(4)	Includes 18,333 shares issuable upon exercise of vested stock options.
(5)	Includes 123,067 shares issuable upon exercise of vested stock options and 22,425 DSUs.
(6)	Consists of (a) 2,812,547 shares held by Hampstead Park Environmental Services Investment Fund LLC (“Hampstead Park Environmental”), (b) 513,819 shares issuable upon exercise of vested stock options, and (c) 15,000 DSUs.
(7)	Consists of 25,000 shares issuable upon exercise of vested stock options and 15,000 DSUs.
(8)	Includes 129,665 shares issuable upon exercise of vested stock options and 16,008 DSUs.
(9)	Includes 176,659 shares issuable upon exercise of vested stock options and 62,303 DSUs.
(10)	Includes 138,650 shares issuable upon exercise of vested stock options and 16,674 DSUs.
(11)	Consists of (a) 2,965,810 shares held by the directors and current executive officers as a group, (b) 1,920,193 shares issuable upon exercise of vested stock options, and (c) 232,777 DSUs.
(12)	Based on the statement on Form 13G/A filed with the SEC on February 14, 2024 by Wynnefield Partners Small Cap Value, L.P, and affiliates. The address for Wynnefield Partners Small Cap Value, L.P, and affiliates is 450 Seventh Avenue, Suite 509, New York, NY 10123.
(13)	Based on the statement on Form 4 filed with the SEC on May 11, 2022, by Pinnacle Family Office Investments, L.P. The address for Pinnacle Family Office Investments, L.P. is 5910 North Central Expressway, Suite 1475, Dallas, TX 75206.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Unless delegated to the Compensation Committee by our Board of Directors, the Audit Committee charter requires the Audit Committee to review and approve all related party transactions and to review and make recommendations to the full Board of Directors, or approve any contracts or other transactions with current or former executive officers of our company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by our company. We have a policy that we will not enter into any such transaction unless the transaction is determined by our disinterested directors to be fair to us or is approved by our disinterested directors or by our stockholders. Any determination by our disinterested directors is based on a review of the particular transaction, applicable laws and regulations, and policies of our company (including those set forth above under “Corporate Governance” or published on our website). As appropriate, the disinterested directors of the applicable committees of the Board of Directors shall consult with our legal counsel.

Our company has entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Nevada law, for certain liabilities to which they may become subject as a result of their affiliation with our company.

PROPOSAL TWO:
ADVISORY VOTE ON SAY-ON-PAY

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our principal executive officer, our principal financial officer and our other executive officer who was serving as an executive officer on December 31, 2023), as such compensation is disclosed in the “Executive Compensation” section of this proxy statement. Our executive compensation program is designed to enable us to attract, motivate, and retain highly qualified executives. This program provides long-term stock-based incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. The following is a summary of some of the key points of our executive compensation program. We urge our stockholders to review the “Executive Compensation” section of this proxy statement for more information.

Base Salaries. We target base salaries at levels required to attract, motivate, and retain highly qualified executives with base salaries generally set at levels below those of our peer companies, taking into account we are in the early stages of our corporate development.

Our long-term stock-based incentive compensation program is designed to align the interests of our management and the interests of our stockholders. We strongly believe in utilizing our common stock to tie executive rewards directly to our long-term success and increases in stockholder value. Grants of stock-based awards to our executive officers enable those executives to develop and maintain an ownership position in our common stock. Grants of stock-based awards are intended to result in limited rewards if the price of our common stock does not appreciate, but may provide substantial rewards to executives as our stockholders if the price of our common stock does appreciate. Grants of stock-based awards also are intended to align compensation with the price performance of our common stock. Historically, our stock-based compensation has been through the grant of stock options.

Board Recommendation

Our Board of Directors believes that the information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program is designed appropriately to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Executive Compensation” section of this proxy statement.

The annual say-on-pay vote is advisory, and therefore not binding on our company, our Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to our Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our Compensation Committee and our Board of Directors will consider when determining executive compensation for the years to come.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

PROPOSAL THREE:
APPROVAL OF THE 2024 PLAN

Background

Our 2024 Incentive Compensation Plan (the “2024 Plan”) was adopted by our Board of Directors on June 5, 2024, subject to approval by our stockholders at our 2024 Annual Meeting. The purpose of our 2024 Plan is to assist us and our designated subsidiaries, which we refer to as “Designated Subsidiaries”, in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to us or our Designated Subsidiaries, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. If approved by our stockholders, the 2024 Plan would replace the 2012 Plan for all future grants. Awards previously granted under the 2012 Plan would be unaffected by the adoption of the 2024 Plan, and they would remain outstanding under the terms pursuant to which they were granted. As of June 4, 2024, under the 2012 Plan there were (i) 2,460,077 options outstanding, (ii) 2,256,280 options that have vested, (iii) 247,074 DSUs outstanding and vested, (iv) 61,056 RSUs issued but not vested and (v) 967,145 shares remaining available for grant.

A copy of the 2024 Plan is attached hereto as Annex A and is hereby incorporated into this proxy statement by reference.

Summary of our 2024 Plan

The material features of our 2024 Plan are outlined below, and this description is qualified in its entirety by reference to the full text of the 2024 Plan attached hereto.

Awards. Our 2024 Plan provides for the grant of stock options (both nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards. A total of 1,500,000 shares of our common stock are authorized for issuance under our 2024 Plan. Any shares under our 2024 Plan that are not issued because the awards terminate without the issuance of shares, or because of the withholding of shares to pay taxes or the exercise price of an award, will be available for issuance under our 2024 Plan. As of June 4, 2024, the market value of the common stock underlying the awards is $8.81.

Limitations on Awards. Notwithstanding any other provision of our 2024 Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any fiscal year will not exceed $2,000,000 or 750,000 shares of our common stock.

Subject to adjustment as provided in our 2024 Plan, the maximum aggregate number of shares of our common stock that may be delivered under our 2024 Plan as a result of the exercise of incentive stock options granted under our 2024 Plan is 1,500,000 shares.

Except as otherwise provided in our 2024 Plan, the Committee (as defined below) will not be permitted to (1) lower the exercise price of a stock option or the grant price of a stock appreciation right after it is granted, (2) cancel a stock option or stock appreciation right when the exercise or grant price exceeds the fair market value of the underlying shares of our common stock in exchange for cash or another award, (3) cancel a stock option or stock appreciation right in exchange for a stock option or stock appreciation right with an exercise or grant price that is less than the exercise or grant price of the original stock option or stock appreciation right, or (4) take any other action with respect to a stock option or stock appreciation right that may be treated as a repricing, without approval of our stockholders.

Capitalization Adjustments. In the event that any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock, then the Committee (as defined below) will substitute, exchange, or adjust any or all of the following in such manner as it deems equitable: (1) the kind and number of shares available under our 2024 Plan; (2) the kind and number of shares subject to limitations on awards described in the preceding section; (3) the kind and number of shares subject to all outstanding awards; (4) the exercise price, grant price, or purchase price relating to any award; and (5) any other aspect of the award that the Committee determines to be appropriate.

Eligibility. The persons eligible to receive awards under our 2024 Plan consist of officers, directors, employees and consultants who are natural persons providing bona fide services to us or our Designated Subsidiaries. However, incentive stock options may be granted under our 2024 Plan only to our employees, including our officers who are employees. As of June 5, 2024, there are approximately four officers, seven directors, 200 employees and no consultants eligible to participate in our 2024 Plan.

Administration. Our 2024 Plan will be administered by the compensation committee of our Board of Directors or a subcommittee thereof formed by the compensation committee (the “Committee”), except to the extent our Board of Directors elects to administer our 2024 Plan (subject to limitations described in our 2024 Plan). The Committee members will be (i) “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless administration of our 2024 Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under our 2024 Plan, (ii) “independent directors” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act. Subject to the terms of our 2024 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to our 2024 Plan, and make all other determinations that may be necessary or advisable for the administration of our 2024 Plan. The Committee may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.

Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options. In addition, the Committee is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation of our common stock between the grant date and the exercise date of the stock appreciation right. The Committee determines the exercise price per share subject to an option and the grant price of a stock appreciation right; however, the per share exercise price of an option or stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date. The Committee generally will fix the maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service, except that no option or stock appreciation right may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in any form of legal consideration specified by the Committee, including cash, shares (including cancellation of a portion of the shares subject to the award), outstanding awards, or other property having a fair market value equal to the exercise price. Options may also be exercisable in connection with a broker-assisted sales transaction, or a cashless exercise, as determined by the Committee. The Committee determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the Committee. An award of restricted stock units confers upon a participant the right to receive shares of our common stock at the end of a specified period or upon achievement of performance goals and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. The Committee determines all of the terms of the awards of restricted stock and restricted stock units subject to the terms of our 2024 Plan.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, other than a stock option or stock appreciation right award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards, or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited. The Committee determines all of the terms of the dividend equivalent awards subject to the terms of our 2024 Plan.

Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant shares of our common stock as a bonus or to grant shares or other awards for services performed for our company in lieu of our obligations to pay cash under our 2024 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock Based Awards. The Committee is authorized to grant awards under our 2024 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Committee determines the terms and conditions of such awards.

Performance Awards. The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of our common stock or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards. Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the Committee. Awards under our 2024 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under our 2024 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Awards granted under our 2024 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers of awards subject to any applicable legal restrictions.

Acceleration of Vesting; Change in Control. Upon the occurrence of a “change in control,” as defined in our 2024 Plan, any restrictions, deferral of settlement, and forfeiture conditions applicable to an award will lapse, and any performance goals and conditions applicable to an award will be deemed to have been met, as of the time of the change in control. Notwithstanding, unless the Committee otherwise determines in a specific instance, each outstanding award will not be accelerated as described in foregoing sentence, if either (i) our company is the surviving entity in the change in control and the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company assumes or substitutes for the applicable award, as determined in accordance with our 2024 Plan. If and to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, in the event a participant’s employment is terminated without “cause” by us or any Designated Subsidiary or by such successor company or by the participant for “good reason,” both terms as defined in our 2024 Plan, within 24 months following such change in control, each award held by such participant at the time of the change in control will be accelerated as described above.

Clawback of Benefits. We may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under our 2024 Plan or otherwise in accordance with any company policies that currently exist or that may from time to time be adopted or modified in the future by us and/or applicable law (a “Clawback Policy”). In addition, a participant may be required to repay to our company certain previously paid compensation, whether provided under our 2024 Plan or an award agreement or otherwise, in accordance with any Clawback Policy. By accepting an award, a participant is also agreeing to be bound by any existing or future Clawback Policy adopted by us, or any amendments that may from time to time be made to the Clawback Policy in the future by us in our discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s award agreements may be unilaterally amended by us, without the participant’s consent, to the extent that we in our discretion determine to be necessary or appropriate to comply with any Clawback Policy.

If the participant, without our consent, while employed by or providing services to us or any Designated Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of our company or any Designated Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares of our common stock or other property have been transferred in connection with the award to forfeit and pay over to us, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any stock option or stock appreciation right and the value realized (whether or not taxable) on the vesting or payment of any other award during the time period specified in the award agreement or otherwise specified by the Committee.

We adopted a Clawback Policy in May 2019 and subsequently adopted the 2023 Dodd-Frank Clawback Policy in 2023.

Amendment and Termination. Our Board of Directors may amend, alter, suspend, discontinue, or terminate our 2024 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our Board of Directors or any amendment for which stockholder approval is required by law or the primary stock exchange on which our common stock trades. Our 2024 Plan will terminate at the earliest of (i) such time as no shares of our common stock remain available for issuance under our 2024 Plan, (ii) termination of our 2024 Plan by our Board of Directors, or (c) the tenth anniversary of the effective date of our 2024 Plan. Except as otherwise permitted by our 2024 Plan or award agreement, amendments to our 2024 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant’s previously granted and outstanding awards.

Summary of Certain Material U.S. Federal Income Tax Consequences

The federal income tax consequences to the Company and to recipients of various awards under our 2024 Plan are complex and subject to change. The following discussion is only a summary of some of the general rules applicable to our 2024 Plan, based on the Code and the U.S. Treasury regulations promulgated under the Code in effect as of the date of this proxy statement, all of which are subject to change, and is intended solely for the general information of the stockholders considering how to vote with respect to this proposal. The discussion below is not intended to be a complete analysis or discussion of all potential tax consequences, and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or foreign country in which the participant may reside. Further, this summary is not intended as tax advice to recipients of awards under our 2024 Plan, who should consult their own tax advisors regarding the tax consequences based on individual circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares of our common stock acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares of our common stock on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Non-qualified Stock Options. A participant generally recognizes no taxable income as the result of the grant of a non-qualified stock option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares of our common stock on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares of our common stock acquired by the exercise of a non-qualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) should be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-qualified stock option or the sale of the shares acquired through the exercise of the non-qualified stock option.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares should be capital gain or loss.

Restricted Stock. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares of our common stock acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares of our common stock issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Bonus Stock and Awards in Lieu of Cash Obligations and Other Stock-Based Awards. The taxation of these awards will depend on the specific terms of the award. Generally, the grant of bonus stock or awards in lieu of cash obligations will result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by us subject to applicable limitations. With respect to other stock-based awards, generally, when the award is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and we should be entitled to a corresponding tax deduction in the same amount and generally at the same time as the participant recognizes ordinary income subject to applicable limitations.

Performance Awards. The granting of a performance awards (whether payable in shares or cash) generally should not result in the recognition of taxable income by the recipient or a tax deduction by us subject to applicable limitations. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by us subject to applicable limitations. However, if the shares covered by the award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company should be similar to the tax consequences of restricted stock awards described above.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under our 2024 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to but fails to comply with Section 409A of the Code, an additional 20% federal income tax will generally apply to the compensation recognized as ordinary income, plus an interest charge.

Section 162 Limitation. Section 162(m) of the Code generally limits our deductibility, for federal income tax purposes, of compensation paid to any covered employees in excess of $1 million per person per year.

New Plan Benefits

It is not possible to determine specific amounts that may be awarded in the future under our 2024 Plan because grants of awards under our 2024 Plan are at the discretion of the Committee or a subcommittee thereof formed by the Committee, except to the extent our Board of Directors elects to administer our 2024 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2024 PLAN.

PROPOSAL FOUR:
APPROVAL OF THE 2024 ESPP

We are seeking stockholder approval of the Quest Resource Holding Corporation 2024 Employee Stock Purchase Plan (the “2024 ESPP”). On June 5, 2024, our Board of Directors adopted the 2024 ESPP, which is subject to approval by our stockholders. If approved by our stockholders, the 2024 ESPP will become effective on November 15, 2024. Our Board of Directors recommends a vote “FOR” the approval of the 2024 ESPP.

A copy of the 2024 ESPP is attached hereto as Annex B and is hereby incorporated into this proxy statement by reference. The following summary of key provisions of the 2024 ESPP is qualified in its entirety by reference to the full text of the 2024 ESPP.

The 2024 ESPP permits our employees and employees of our designated subsidiaries, which we refer to herein each as a “Participating Company,” to purchase our common stock at a discount equal to the lower of (i) 85% of the fair market value of a share of common stock on the offering date and (ii) 85% of the fair market value of a share of common stock on the exercise date, subject to limits set by the Code and the 2024 ESPP. Sales of shares under the 2024 ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Code.

If approved by our stockholders, the 2024 ESPP would replace the 2014 ESPP for all future grants. Awards previously granted under the 2014 ESPP would be unaffected by the adoption of the 2024 ESPP, and they would remain outstanding under the terms pursuant to which they were granted. As of June 4, 2024, there were 358,516 shares outstanding under the 2024 ESPP and 141,484 shares remaining available under the 2014 ESPP.

Purpose of the 2024 ESPP

The purpose of the 2024 ESPP is to provide both present and future eligible employees of the Company and Participating Companies with the opportunity to acquire a proprietary interest in the Company (or increase an existing proprietary interest) through the purchase of the Company’s common stock. We estimate that 95% of our approximately 206 employees will be eligible to participate in the 2024 ESPP.

Administration

The 2024 ESPP is administered by a committee appointed by our Board of Directors (the “Committee”) or if no such Committee is appointed, then our Board of Directors. Subject to the provisions of the 2024 ESPP, the Committee shall have the authority to interpret the 2024 ESPP, to prescribe, amend and rescind rules and regulations relating to the 2024 ESPP, and to make all other determinations necessary or advisable for the administration of the 2024 ESPP. The administration, interpretation, or application of the 2024 ESPP by the Committee are final, conclusive and binding upon all participants. In all cases, the 2024 ESPP is required to be administered in such a manner so as to comply with applicable requirements of Rule 16b-3 of the Exchange Act and Section 423 of the Code.

Eligibility

Employees of the Company or a Participating Company on November 15, 2024 are eligible to participate in the 2024 ESPP as of that date if they have been employed by the Company or a Participating Company for 30 days preceding such date and the employee’s customary employment with the Company or a Participating Company is at least 20 hours per week and more than five months per calendar year.

Individuals who become employees of the Company or a Participating Company after November 15, 2024 and the employee’s customary employment with a Participating Company is at least 20 hours per week and more than five months per calendar year, will become eligible to participate in the 2024 ESPP on a subsequent offering date if they have been employed by the Company or a Participating Company for 30 days preceding that offering date. These eligible employees may become participants in the 2024 ESPP by completing an enrollment agreement and filing it with us.

Offerings

The 2024 ESPP provides for separate six-month offerings, commencing on May 15 and November 15 of each year. Shares of our common stock are available for purchase under the 2024 ESPP on the exercise date within each offering period. Exercise dates are the last trading days in each offering period. On the first day of each offering period, participants are granted the option to purchase shares of our common stock on the exercise date within that offering period.

No participant is eligible for the grant of any option under the 2024 ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy more than $25,000 worth of our common stock (based on the fair market value on the date the option is granted) in any calendar year in which such option is outstanding. Finally, no participant may purchase more than 10,000 shares of our common stock during any offering period.

Payroll Deductions

The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1% and up to 15% of their compensation. A participant may terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates. A participant may change his or her payroll deductions during an offering period, which will be effective as of the next offering period that begins after the date the new enrollment agreement is filed with us, provided that the new enrollment agreement is filed with us on or before the twenty-fifth day of the month preceding the month in which the offering period to which such new enrollment agreement relates, begins. All payroll deductions made for a participant are credited to his or her account under the 2024 ESPP.

Exercise Price

The purchase price shall be the lower of (i) 85% of the fair market value of a share of common stock on the offering date and (ii) 85% of the fair market value of a share of common stock on the exercise date.

Withdrawal and Termination of Employment

A participant may withdraw from participation in the 2024 ESPP at any time by completing a withdrawal form and delivering it to us.

A participant’s withdrawal is effective as soon as administratively practicable after we receive the notice of withdrawal. All options granted to the participant under the 2024 ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal. We cease making payroll deductions for a participant’s account as soon as administratively practicable after receipt of participant’s notice of withdrawal, and we refund any accumulated payroll deductions which are not used to purchase stock under the 2024 ESPP.

After a participant withdraws, the participant is not permitted to participate again in the 2024 ESPP until the next offering date that is at least three months after his or her date of withdrawal. In order to rejoin the 2024 ESPP, a former participant must submit a new enrollment agreement. If a participant’s employment terminates for any reason, he or she is not treated as having withdrawn from the 2024 ESPP for purposes of these rules.

Transferability

No participant is permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her account or an option or any rights granted under the 2024 ESPP other than by will or the laws of descent and distribution. During the participant’s lifetime, only the participant can make decisions regarding the participation in or withdrawal from an offering under the 2024 ESPP.

Adjustments upon Changes in Capitalization

In the event of any change in the structure of our common stock, such as a reorganization, restructuring, recapitalization, reclassification, stock split, reverse stock split, stock dividend, or other similar event, the administrator of the 2024 ESPP shall make an appropriate adjustment in the number, kind, and price of shares available for purchase under the 2024 ESPP, and in the number of shares an employee is entitled to purchase, including, without limitation, closing an offering early, setting a new exercise date, or terminating an offering and refunding participants’ account balances.

Amendment and Termination of the 2024 ESPP

Our Board of Directors or the administrator of the 2024 ESPP may amend the 2024 ESPP in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Section 423 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the 2024 ESPP, except as provided above in the event of any change in the structure of our common stock, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided below, no amendment to the 2024 ESPP will make any change in any option previously granted which adversely affects the rights of any participant.

The 2024 ESPP will continue in effect for 10 years after the date of its adoption by our Board of Directors. Notwithstanding the foregoing, our Board of Directors may at any time and for any reason suspend or terminate the 2024 ESPP. During any period of suspension or upon termination of the 2024 ESPP, no options shall be granted.

Change of Control, Dissolution, or Liquidation

In the event of a Sale Transaction (as defined in the 2024 ESPP), each outstanding option will be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”), unless the administrator of the 2024 ESPP determines to shorten the offering period then in progress by setting a new exercise date. The administrator of the 2024 ESPP will notify each participant in writing, at least ten (10) days prior to the new exercise date, that the exercise date for the participant’s option has been changed to the new exercise date and that the participant’s option shall be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the 2024 ESPP.

In the event of the proposed dissolution or liquidation of our company, the offering period will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the administrator of the 2024 ESPP.

Federal Income Tax Consequences

The following discussion is a summary of the general U.S. federal income tax rules applicable to purchases offered by the Company and Participating Companies under the 2024 ESPP offerings that are intended to comply with Section 423 of the Code. Employees should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply. The 2024 ESPP and the right of participants to make purchases under it are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the 2024 ESPP, and the tax consequences will depend on how long a participant has held the shares prior to disposition. If the shares are disposed of (a) more than two years after the date of the beginning of the offering period and (b) more than one year after the stock is purchased in accordance with the 2024 ESPP (or if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (a) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the “option price”), or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be taxed as ordinary income to the participant. Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to our company.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply. The amount by which the fair market value of the shares on the date the option is exercised (which is the last trading day of the offering period and which is hereafter referred to as the “termination date”) exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be taxed as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount that is less than their fair market value as of the termination date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the termination date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the termination date. We, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee. Currently, we are not required to withhold employment or income taxes upon the exercise of options under plans qualifying under Sections 421 and 423 of the Code.

Shares Available for Issuance

250,000 shares of our common stock will be reserved for issuance under the 2024 ESPP. As of June 4, 2024, the market value of the common stock underlying the awards is $8.81.

New Plan Benefits

The amounts of future purchases under the 2024 ESPP are not determinable because participation is voluntary, participation levels depend on each participant’s elections and the restrictions of Section 423 of the Code and the 2024 ESPP, and the per-share purchase price depends on the future value of our common stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2024 ESPP.

PROPOSAL FIVE:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The firm of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, has audited the financial statements of our company and/or its predecessors since 2010. Our Audit Committee has appointed Semple, Marchal and Cooper, LLP to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2024 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of Semple, Marchal and Cooper, LLP will be present at the meeting via telephone, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of non-audit services by our independent registered public accountant is compatible with maintaining their independence.

Audit Fees and Audit-Related Fees

The aggregate fees billed to our company by Semple, Marchal and Cooper, LLP for the fiscal years ended December 31, 2023 and 2022 are as follows:

	2023	2022
Audit Fees (1)	$521,645	$288,240
Audit-Related Fees (2)	23,301	13,135
Tax Fees (3)	—	—
All Other Fees (4)	28,669	25,382
Total	$573,615	$326,757

(1)	Audit fees consist of billings for professional services normally provided in connection with statutory and regulatory filings including (i) fees associated with the audits of our consolidated financial statements and, beginning in 2023, the audit of our internal control over financial reporting, and (ii) fees associated with our quarterly reviews.
(2)	Audit-related fees consist of billings for professional services for the review of SEC filings or other reports containing the audited financial statements including registration statements.
(3)	Tax fees consist primarily of tax related advisory services.
(4)	All other fees include general advisory professional services primarily related to research on accounting or other regulatory matters, and acquisition audits.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us. In connection with any request for pre-approval, the Audit Committee must be informed about the services to be provided and the detail as to the particular services to be provided.

All of the services provided by Semple, Marchal and Cooper, LLP described above under the caption “Audit-Related Fees” were approved by our Board of Directors or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF SEMPLE, MARCHAL AND COOPER, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Deadline for the Submission of Stockholder Proposals for Inclusion in our Proxy Statement for our 2025 Annual Meeting

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for our 2025 Annual Meeting of Stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A under the Exchange Act and must be submitted in writing by notice delivered to our Secretary at Quest Resource Holding Corporation, 3481 Plano Parkway, The Colony, Texas 75056, Attention: Secretary. Any such proposal must be received at least 120 days before the anniversary of the prior year’s proxy statement (by February 5, 2025), unless the date of our 2025 Annual Meeting of Stockholders is changed by more than 30 days from July 8, 2025, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

Deadline and Procedures under our Bylaws for Stockholder Notice of Nomination of Director Candidates and for Other Proposals

Our bylaws establish an advance notice procedure for stockholders who wish to nominate persons for election as a director or to introduce an item of other business at our 2025 Annual Meeting of Stockholders, but do not intend for such nominee or business to be included in our proxy statement. To be timely under these procedures, notice of such nomination or business related to our 2025 Annual Meeting of Stockholders must comply with the requirements in our bylaws and must be received by us (a) no earlier than the close of business on April 9, 2025 and no later than the close of business on May 9, 2025; or (b) if our 2025 Annual Meeting of Stockholders is held before June 8, 2025 or after September 6, 2025, no earlier than the close of business on the 90th day prior to such annual meeting and no later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such annual meeting is first made in order to be considered at such meeting. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

In addition to the requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 9, 2025 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact Continental Stock Transfer & Trust Company by calling (212) 509-4000, or by writing to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York 10004. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact Continental Stock Transfer & Trust Company as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

Dated: June 5, 2024

ANNEX A

QUEST RESOURCE HOLDING CORPORATION
2024 INCENTIVE COMPENSATION PLAN

1. Purpose	1

2. Definitions	1

3. Administration	5

4. Shares Subject to Plan	6

5. Eligibility; Per-Person Award Limitations	7

6. Specific Terms of Awards	7

7. Certain Provisions Applicable to Awards	12

8. Change in Control	14

9. General Provisions	15

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QUEST RESOURCE HOLDING CORPORATION
2024 INCENTIVE COMPENSATION PLAN

1.       Purpose. The purpose of this QUEST RESOURCE HOLDING CORPORATION 2024 INCENTIVE COMPENSATION PLAN, subject to stockholder approval (the “Plan”), is to assist QUEST RESOURCE HOLDING CORPORATION, a Nevada corporation (the “Company”), and its Designated Subsidiaries (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its Designated Subsidiaries by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2.       Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)       “Award” means, individually or collectively, any Option (both a Nonqualified Option as well as an Incentive Stock Option), Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Units, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b)       “Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)       “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)       “Board” means the Company’s Board of Directors.

(e)       “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment, consulting, severance, change in control or other agreement for the performance of services between the Participant and the Company or a Designated Subsidiary or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Designated Subsidiary) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company (or a Designated Subsidiary), if any, (iii) any violation or breach by the Participant of his or her non-competition, non-solicitation, and/or non-disclosure agreement with the Company (or a Designated Subsidiary), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Designated Subsidiary), (v) chronic addiction to alcohol, drugs or other similar substances affecting the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Designated Subsidiary. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(f)       “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

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(g)       “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h)       “Committee” means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee under this Plan; provided, however, that if the Board fails to designate a Compensation Committee or if there are no longer any members on the Compensation Committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “independent” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act and as defined under Nasdaq Rule 5605(a)(2) (or any successor rule), the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(i)       “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Designated Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(j)       “Continuous Service” means the uninterrupted provision of services to the Company or any Designated Subsidiary in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Designated Subsidiaries, or any successor entities, in any capacity of Employee, Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Designated Subsidiary in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(k)       “Covered Employee” means a Person who, as of the end of the taxable year, is either the principal executive officer or principal financial officer of the Company or is serving as the acting principal executive or financial officer of the Company, and (i) each other person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, and further, (ii) in the case of taxable years beginning after December 31, 2026, such other person is among the five (5) highest compensated employees for the taxable year (other than any individual who was a covered employee described in Subsection (i)) or (iii) such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(l)       “Designated Subsidiary” means any Subsidiary that has been designated by the Board or the Committee from time to time in their sole discretion as eligible to participate in the Plan.

(m)       “Director” means a member of the Board or the board of directors of any Designated Subsidiary.

(n)       “Disability” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, and in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, “disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)       “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

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(p)       “Effective Date” means the effective date of the Plan, which is June 5, 2024.

(q)       “Eligible Person” means each officer, Director, Employee, or Consultant who is a natural person providing bona fide services to the Company or any Designated Subsidiary and whose services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for Shares. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Designated Subsidiary for purposes of eligibility for participation in the Plan.

(r)       “Employee” means any person, including an officer or Director, who is an employee of the Company or any Designated Subsidiary. The payment of a director’s fee by the Company or a Designated Subsidiary shall not be sufficient to constitute “employment” by the Company.

(s)       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)       “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u)       “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment, consulting, severance, change in control or other agreement for the performance of services between the Participant and the Company or a Designated Subsidiary or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Designated Subsidiary), or any other action by the Company (or a Designated Subsidiary) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Designated Subsidiary) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Designated Subsidiary) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Designated Subsidiary) after receipt of notice thereof given by the Participant; (iii) the Company’s (or Designated Subsidiary’s) requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Designated Subsidiary) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(e), or by reason of the Participant’s Disability as defined in Section 2(n). For purposes of this Section 2(u), any good faith determination of “Good Reason” made by the Committee shall be conclusive.

(v)       “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w)       “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x)       “Listing Market” means the Nasdaq Stock Market or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

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(y)       “Nonqualified Stock Option” means any Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

(z)       “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Outside Director” means any Director who is not also an Employee.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(ff) “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)       “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(kk) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

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(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)       “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(pp) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(qq) “Stockholder Approval Date” means the date on which this Plan is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act and applicable requirements under the rules of the Listing Market.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution, or any other corporation or other entity that is an affiliate, as that term is defined in Rule 405 of under the Securities Act of 1933, controlled by the Company directly, or indirectly, through one or more intermediaries; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted by a company, or the right or obligation to make future Awards, by a company where such company is (i) acquired by the Company or any Designated Subsidiary, (ii) which becomes a Designated Subsidiary after the date hereof, or (iii) with which the Company or any Designated Subsidiary combines.

3.       Administration.

(a)       Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b)       Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act and (ii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Designated Subsidiaries, Eligible Persons, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Designated Subsidiary, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

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(c)       Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.       Shares Subject to Plan.

(a)       Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 1,500,000 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)       Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and may make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)       Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)       If any Awards are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below.

(ii)       In the event that any withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)       Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Designated Subsidiary or with which the Company or any Designated Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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(iv)       Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)       Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,500,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

5.       Eligibility; Per-Person Award Limitations.

(a)       Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares.

(b)       Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Outside Director during any fiscal year of the Company shall not exceed $2,000,000 or 750,000 Shares.

6.       Specific Terms of Awards.

(a)       General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the law of the Company’s incorporation, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)       Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)       Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options, or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

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(ii)       Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Designated Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants or Beneficiaries.

(iii)       Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv)       Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following terms and conditions:

(A)       the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B)       the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)       if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(v)       Term. The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)       Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option, in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

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(i)       Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Other than pursuant to Sections 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

(ii)       Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)       Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(iv)       Term. The term of each Stock Appreciation Right shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Stock Appreciation Right exceed a period of ten years.

(d)       Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)       Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant or Beneficiary.

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(ii)       Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)       Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)       Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed. Except as otherwise provided in any Award Agreement, (A) dividends or other distributions payable with respect to a Restricted Stock Award shall be paid on the date or dates the Shares subject to the Restricted Stock Award to which such dividends or other distributions relate, become vested and transferable, with such dividends or other distributions to be accumulated, without interest, by the Company (the “Accumulated Dividends”), (B) all Accumulated Dividends payable with respect to a Restricted Stock Award shall be paid in cash, and (C) any Accumulated Dividends with respect to a Restricted Stock Award shall be forfeited and all rights of the Participant to such Accumulated Dividends shall terminate, without further obligation on the part of the Company, unless the Shares subject to the Restricted Stock Award to which such Accumulated Dividends relate become vested pursuant to the terms of the Restricted Stock Award and this Plan. Notwithstanding the provisions of this Section 6(d)(iv), cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award that vests based on achievement of performance goals shall either (x) not be paid or credited or (y) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

(e)       Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)       Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

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(ii)       Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)       Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be subject to the following terms and conditions: (A) Dividend Equivalents payable with respect to a Restricted Stock Unit Award shall be paid on the date or dates the portion of the Restricted Stock Unit Award to which such Dividend Equivalents relates, is satisfied under Section 6(e)(i), with such Dividend Equivalents to be accumulated, without interest, by the Company (the “Accumulated Dividend Equivalents”), (B) all Accumulated Dividend Equivalents payable with respect to a Restricted Stock Unit Award shall be paid in cash, and (C) any Accumulated Dividend Equivalents with respect to a Restricted Stock Unit Award shall be forfeited and all rights of the Participant to such Accumulated Dividend Equivalents shall terminate, without further obligation on the part of the Company, unless the portion of the Restricted Stock Unit Award to which such Accumulated Dividend Equivalents relate become vested pursuant to the terms of the Restricted Stock Unit Award and this Plan. Notwithstanding the foregoing, the applicable Award Agreement may specify whether any Dividend Equivalents shall be (x) paid at the dividend payment date, deferred or deferred at the election of the Participant, or (y) converted to additional Restricted Stock Units that shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Unit Award with respect to which such Dividend Equivalents have been credited. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code). Notwithstanding the provisions of this Section 6(e)(iii), Dividend Equivalents credited in connection with a Restricted Stock Unit Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Unit Award with respect to which such Dividend Equivalents have been credited.

(f)       Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Person as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)       Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments, in connection with another Award, other than Option or Stock Appreciation Right Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

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(h)       Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 8 or as may be provided in an Award Agreement, Performance Awards shall be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code. Dividend Equivalents credited in connection with a Performance Award shall be subject to restrictions and risk of forfeiture to the same extent as the Performance Award with respect to which such Dividend Equivalents have been credited.

(i)       Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Designated Subsidiary provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. Dividend Equivalents credited in connection with Other Stock-Based Awards that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Other Stock-Based Awards with respect to which such Dividend Equivalents have been credited.

7.       Certain Provisions Applicable to Awards.

(a)       Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Designated Subsidiary, or any business entity to be acquired by the Company or a Designated Subsidiary, or any other right of a Participant to receive payment from the Company or any Designated Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Designated Subsidiary, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered, provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b)       Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); and provided further that if an option is granted in substitution for another option, the term of the substituted option shall not exceed the term of the original option.

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(c)       Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Designated Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Sections 7(e) and 8(a) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)       Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)       Code Section 409A.

(i)       The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)       If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)       Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B)       The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)       Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)       In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

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(iii)       Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8.       Change in Control.

(a)       Effect of “Change in Control.”

Upon the occurrence of a “Change in Control”, as defined in Section 8(b), any restrictions, deferral of settlement, and forfeiture conditions applicable to an Award shall lapse, and any performance goals and conditions applicable to an Award shall be deemed to have been met, as of the time of the Change in Control.

Notwithstanding, unless the Committee otherwise determines in a specific instance, each outstanding Award shall not be accelerated as described in foregoing sentence, if either (i) the Company is the surviving entity in the Change in Control and the Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (ii) the successor company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof. If and to the extent provided in an Award Agreement and on such terms and conditions as may be set forth in an Award Agreement, in the event a Participant’s employment is terminated without Cause by the Company or any Designated Subsidiary or by such successor company or by the Participant for Good Reason within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described above.

(b)       Definition of “Change in Control”. Unless otherwise specified in any employment, consulting, severance agreement or plan covering the Participant or other agreement for the performance of services between the Participant and the Company or a Designated Subsidiary, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)       upon the consummation of a transaction approved by the stockholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or

(ii)       individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii)       the acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (A) the Company or a Designated Subsidiary, (B) any person, entity or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (C) any employee benefit plan of the Company or a Designated Subsidiary.

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9.       General Provisions.

(a)       Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)       Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon) and are otherwise not inconsistent with the rules as to the use of Form S-8 Registration Statement under the Securities Act of 1933, as amended (or any successor or, at the sole discretion of the Committee, other registration statement pursuant to which Awards, Shares, rights or interests under the Plan are then registered under such Act). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)       Adjustments.

(i)       Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

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(ii)       Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee; provided, however, the limitations set forth in Section 8(a) shall apply with respect to the following approaches in subsections (A) through (D) below, regardless of whether the transaction constitutes a Change in Control: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii)       Other Adjustments. The Committee (and the Board) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to the satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Designated Subsidiary or any business unit, or the financial statements of the Company or any Designated Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Designated Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.

(d)       Award Agreements. Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

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(e)       Taxes. The Company and any Designated Subsidiary are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due to any federal, state, local or international taxing authority or agency as applicable) or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Designated Subsidiary and Participants and Beneficiaries to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f)       Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants or Beneficiaries, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the next annual meeting following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award. Any Awards that are outstanding under the Plan prior to the Effective Date shall be subject to the terms of the 2012 Incentive Compensation Plan, as amended and restated (the “Prior Plan”).

(g)       Clawback of Benefits.

(i)       The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii)       If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Designated Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Designated Subsidiary, as determined by the Committee in its sole discretion, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

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(h)       Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Designated Subsidiary; (ii) interfering in any way with the right of the Company or a Designated Subsidiary to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Designated Subsidiary including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Designated Subsidiary’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Designated Subsidiary in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Designated Subsidiary, nor any of their respective officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i)       Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Designated Subsidiary that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Designated Subsidiary under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j)       Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k)       Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l)       Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

(m)       Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Designated Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n)       Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o)       Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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(p)       Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan was adopted by the Board on June 5, 2024 and became effective on the Effective Date, provided that the Stockholder Approval Date occurs within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the Listing Market and other laws, regulations, and obligations of the Company applicable to the Plan. The Plan shall terminate at the earliest of (i) such time as no Shares remain available for issuance under the Plan, (ii) termination of this Plan by the Board, or (iii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated or have expired.

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ANNEX B

QUEST RESOURCE HOLDING CORPORATION
2024 EMPLOYEE STOCK PURCHASE PLAN

1.       Purpose. The purpose of this 2024 Employee Stock Purchase Plan (the “Plan”) is to provide both present and future eligible employees of Quest Resource Holding Corporation (the “Company”) and Designated Subsidiaries with the opportunity to acquire a proprietary interest (or increase an existing proprietary interest) through the purchase of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), commencing at such time and on such dates as the Board of Directors of the Company (the “Board”) shall determine. It is the Company’s intention that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

2.       Subject to adjustment under Section 15 hereof, the number of shares of Common Stock that have been approved for this purpose is 250,000 shares of Common Stock.

3.       Definitions.

(a)       “Applicable Percentage” means, with respect to each Offering Period, eighty-five percent (85%), unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.

(b)       “Board” means the Board of Directors of the Company.

(c)       “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.

(d)       “Committee” means the committee appointed by the Board to administer the Plan as described in Section 16 of the Plan or, if no such Committee is appointed, then the Board.

(e)       “Common Stock” means the Company’s common stock, par value $0.001 per share.

(f)       “Company” means Quest Resource Holding Corporation, a Nevada corporation.

(g)       “Compensation” means, with respect to each Participant for each pay period, total cash performance-based pay, including overtime, received by the Participant from the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) bonuses or commissions, (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any payments (such as guaranteed bonuses in certain foreign jurisdictions) with respect to which salary reductions are not permitted by the laws of the applicable jurisdiction (v) any amounts paid as a starting bonus or finder’s fee, (vi) any income realized from the exercise of any stock Options or incentive awards, (vii) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (viii) other similar forms of extraordinary compensation.

(h)       “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(i)       “Designated Subsidiaries” means Subsidiaries that have been designated by the Board or the Committee from time to time in their sole discretion as eligible to participate in the Plan.

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(j)       “Employee” means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five (5) months in any calendar year. “Employee” shall not include (i) any person, including an Officer, whose employment with the Company or one of its Designated Subsidiaries has been for less than two years or (ii) any person, including an Officer, who is highly compensated.

(k)       “Entry Date” means the first day of each Offering Period.

(l)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)       “Exercise Date” means the last Trading Day of each Offering Period.

(n)       “Exercise Price” means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 8(b).

(o)       “Fair Market Value” means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 8(c).

(p)       “First Offering Date” means November 15, 2024.

(q)       “Offering Date” means the first Trading Day of each Offering Period.

(r)       “Offering Period” means each six calendar month period that begins on a May 15, and November 15, subject to adjustment as provided in Section 5(b).

(s)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

(t)       “Option” means the grant to a Participant of an option to acquire during an Offering Period shares of Common Stock with such grant made in accordance with the terms of the Plan.

(u)       “Participant” means an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 6 hereof.

(v)       “Plan” means this Quest Resource Holding Corporation 2024 Employee Stock Purchase Plan.

(w)       “Plan Contributions” means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 7(a) hereof, plus the after-tax payroll deductions, if any, withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in Section 7 hereof, and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

(x)       “Subsidiary” means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(y)       “Trading Day” means a day on which the national stock exchanges and the Nasdaq system are open for trading.

4.       Eligibility.

(a)       First Offering Date. Any individual who is an Employee as of the First Offering Date and has been employed by the Company or any Subsidiary (or any predecessor) for 30 days preceding the First Offering Date shall be eligible to become a Participant as of the First Offering Date.

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(b)       Subsequent Offering Dates. Except as otherwise provided in Section 14(b) hereof, any individual who is an Employee on the thirtieth (30th) day preceding the Offering Date of a given Offering Period and who is an Employee as of such Offering Date shall be eligible to become a Participant as of such Offering Date.

5.       Offering Periods.

(a)       In General. The Plan shall generally be implemented by a series of Offering Periods. Each Offering Period shall occur during the six calendar month period that begins on a May 15 and November 15, subject to adjustment as provided in Section 5(b).

(b)       Changes by Committee.

i.       The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

ii.       The Committee may shorten the duration of any Offering Period then in progress by requiring that it end immediately following the close of any Trading Day within that Offering Period (after the purchase of Common Stock on that Trading Day), if such change is announced at least five days prior to the Trading Day on which the Committee proposes that the Offering Period terminate.

iii.       If the Company determines that the accounting treatment of purchases under the Plan will change or has changed in a manner that is detrimental to the Company’s best interests, then the Committee may, in its discretion, take any or all of the following actions: (A) terminate any Offering Period that is then ongoing immediately following the close of any Trading Day within that Offering Period (after the purchase of Common Stock on that Trading Day); (B) amend the Plan so that each offering under the Plan will reduce the effect of such detrimental accounting treatment; or (C) terminate any ongoing Offering Period at any time and refund any contributions to the applicable Participants.

6.       Participation.

(a)       Entry Dates. Employees meeting the eligibility requirements of Section 4(b) hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or before the twenty-fifth (25th) day of the month preceding the month in which the Offering Period to which such new enrollment agreement relates, begins, unless a different time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering.

(b)       Special Rule for First Offering Date. All Employees who are eligible as of the First Offering Date may elect to participate in the Plan commencing as of the First Offering Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior the deadline prescribed by the Company for initial enrollment.

7.       Plan Contributions.

(a)       Contribution by Payroll Deduction or Direct Payment. Except as otherwise authorized by the Committee, all contributions to the Plan shall be made only by payroll deductions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions the Plan and the provisions of Section 423 of the Code or any successor thereto, and shall be treated in the same manner as payroll deductions contributed to the Plan as provided herein.

(b)       Payroll Deduction Election on Enrollment Agreement. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant’s Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant. The amount of payroll deductions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant’s Compensation.

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(c)       Commencement of Payroll Deductions. Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan shall commence with the earliest administratively practicable payroll period that begins on or after the Entry Date with respect to which the Participant files an enrollment agreement in accordance with Section 6.

(d)       Automatic Continuation of Payroll Deductions. Unless a Participant elects otherwise prior to the last business day of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period the Participant’s “Entry Date” shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for the immediately succeeding Offering Period as was in effect for the Participant immediately prior to the commencement of the succeeding Offering Period.

(e)       Change of Payroll Deduction Election. A Participant may decrease or increase the rate of his or her payroll deductions during an Offering Period (within the limitations of Section 7(b) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate of payroll deductions; provided, that a Participant may not change the rate of his or her payroll deductions with respect to any Offering Period that is ongoing at the time the Committee receives the new enrollment agreement. Except as otherwise determined by the Committee under rules applicable to all Participants, the change in rate shall be effective as of the next Offering Period that begins after the date the Committee receives the new enrollment agreement, provided that the Committee received the new enrollment agreement on or before the twenty-fifth (25th) day (or such other day as the Committee may prescribe for all eligible Employees) of the month preceding the month in which the Offering Period to which such new enrollment agreement relates, begins. Additionally, a Participant may discontinue his or her participation in the Plan as provided in Section 14(a).

(f)       Automatic Changes in Payroll Deduction. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 8(d) hereof, or any other applicable law, a Participant’s rate of payroll deductions may be decreased, including to 0%, at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate or amount provided in the Participant’s enrollment agreement at the beginning of the following Offering Period which is scheduled to end in the following calendar year, unless the Participant terminates participation as provided in Section 14(a).

(g)       Withdrawal of Payroll Deductions. A Participant may at any time prior to the close of business on the fifteenth (15) business day (or such other number of days as is determined by the Committee) prior to the end of the Offering Period and for any reason permanently draw out the balance accumulated in the Participant’s individual bookkeeping account as referenced under Section 11 and thereby withdraw from participation in an Offering Period. Partial withdrawals are not permitted. The Participant may not begin participation again during the remainder of the Offering Period during which the Participant withdrew his or her balance in his or her account. The Participant may participate in any subsequent Offering Period in accordance with terms and conditions established by the Committee.

8.       Grant of Option.

(a)       Shares of Common Stock Subject to Option. On a Participant’s Entry Date, subject to the limitations set forth in Section 8(d) and this Section 8(a), the Participant shall be granted an Option to purchase on the Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 8(b) below) up to a number of shares of Common Stock determined by dividing such Participant’s Plan Contributions accumulated prior to such Exercise Date and retained in the Participant’s account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares a Participant may purchase during any Offering Period shall be 10,000 shares.

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(b)       Exercise Price. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of: (i) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date.

(c)       Fair Market Value. The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which shares are traded on the date as of which such value is being determined, or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(d)       Limitation on Option that may be Granted. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an Option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

(e)       No Rights as Shareholder. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall make such Participant a stockholder of the shares of Common Stock covered by an Option under this Plan until he or she has purchased and received such shares of Common Stock.

9.       Exercise of Options.

(a)       Automatic Exercise. A Participant’s Option for the purchase of shares shall be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited to the Participant’s account under the Plan. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by the Participant.

(b)       Carryover of Excess Contributions. Any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date which is insufficient to purchase a full share of Common Stock shall remain in the Participant’s account, and be carried over to the next Offering Period, unless the Participant withdraws from participation in the Plan or elects to withdraw his or her account balance in accordance with Section 11(c). Any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date which is sufficient to purchase one or more full shares of Common Stock shall be distributed to the Participant in accordance with Section 11(c).

10.       Issuance of Shares.

(a)       Delivery of Shares. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant’s beneficiary), as appropriate, or to a custodial account held by a custodian appointed by the Company for the benefit of each Participant (or the Participant’s beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of the Participant’s Option or, at the Company’s option, through appropriate book entry procedures.

(b)       Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

(c)       Compliance with Applicable Laws. The Plan, the grant and exercise of Options to purchase shares under the Plan, and the Company’s obligation to sell and deliver shares upon the exercise of Options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

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(d)       Tax Obligations and Withholding. To the extent any (i) grant of an Option to purchase shares of Common Stock, (ii) purchase of shares, or (iii) disposition of shares purchased under the Plan gives rise to any tax withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction), the Committee may implement appropriate procedures to ensure that such tax withholding obligations are met. Those procedures may include, without limitation, increased withholding from an Employee’s current compensation, cash payments to the Company or a Designed Subsidiary by an Employee or a sale of a portion of the shares of Common Stock purchased under the Plan, which sale may be required and initiated by the Company. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

11.       Participant Accounts.

(a)       Bookkeeping Accounts Maintained. Individual bookkeeping accounts will be maintained for each Participant in the Plan to account for the balance of his or her Plan Contributions, Options issued, and shares purchased under the Plan. However, all Plan Contributions made for a Participant shall be deposited in the Company’s general corporate accounts, and no interest shall accrue or be credited with respect to a Participant’s Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

(b)       Participant Account Statements. Statements of account will be given to Participants no later than six (6) months following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

(c)       Withdrawal of Account Balance Following Exercise Date. A Participant may elect at any time within the first thirty (30) days following any Offering Period, or at such other time as the Committee may from time to time prescribe, to receive in cash any amounts carried-over in accordance with Section 9(b). An election under this Section 11(c) shall not be treated as a withdrawal from participation in the Plan under Section 14(a). Notwithstanding the foregoing, any amount remaining to the credit of a Participant’s account after the purchase of shares by the Participant on an Exercise Date which is sufficient to purchase one or more full shares of Common Stock shall be distributed to the Participant as soon as administratively practicable following such Exercise Date.

12.       Designation of Beneficiary.

(a)       Designation. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of the Participant’s death subsequent to an Exercise Date on which the Participant’s Option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of the Participant’s death prior to the exercise of the Option.

(b)       Change of Designation. A Participant’s beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.       Transferability. No Employee shall be permitted to sell, assign, transfer, pledge or otherwise dispose of or encumber either the payroll deductions credited to his or her individual booking account or an Option or any rights with regard to the exercise of an Option or rights to receive shares of Common Stock under the Plan (other than by will or the laws of descent and distribution, or as provided in Section 12). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 14(a). During the Employee’s lifetime, only the Employee can make the decisions regarding the participation in or withdrawal from an Offering Period under the Plan.

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14.       Withdrawal; Termination of Employment.

(a)       Withdrawal. A Participant may withdraw from the Plan at any time by giving written notice to the Company. Payroll deductions, if any have been authorized, shall cease as soon as administratively practicable after receipt of the Participant’s notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant’s account. All Plan Contributions credited to the Participant’s account, if any, and not yet invested in Common Stock, will be paid to the Participant as soon as administratively practicable after receipt of the Participant’s notice of withdrawal. The Participant’s unexercised Options to purchase shares pursuant to the Plan automatically will be terminated. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a “Former Participant”) unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 6(a) and subject to the restriction provided in Section 14(b), below.

(b)       Effect of Withdrawal on Subsequent Participation. A Former Participant who has withdrawn from the Plan pursuant to Section 14(a) shall not again be eligible to participate in the Plan prior to the beginning of the Offering Period that commences at least 3 months from the date the Former Participant withdrew, and the Former Participant must submit a new enrollment agreement in accordance with Section 6(a) in order to again become a Participant as of that date. For the avoidance of doubt, the termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death under Section 14(c), shall not be treated as a withdrawal from the Plan pursuant to Section 14(a) and therefore, the provisions of this Section 14(b) shall not be applicable to a Participant whose Continuous Status as an Employee terminates prior to any Exercise Date for any reason, including retirement or death under Section 14(c).

(c)       Termination of Employment. Upon termination of a Participant’s Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant’s account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant’s beneficiary as determined pursuant to Section 12, and the Participant’s Option to purchase shares under the Plan will automatically terminate.

15.       Common Stock Available under the Plan.

(a)       Number of Shares. Subject to adjustment as provided in Section 15(b) below, the maximum number of shares of the Company’s Common Stock that shall be made available for sale under the Plan shall be 250,000 shares. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

(b)       Adjustments Upon Changes in Capitalization; Corporate Transactions.

i.       If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of the number and/or kind of shares, and the per-share Option price thereof, which may be issued in the aggregate and to any Participant upon exercise of Options granted under the Plan, including, without limitation, the maximum number of shares a Participant may purchase during any Offering Period under Section 8(a) hereof.

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ii.       In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

iii.       In the event of a proposed sale of all or substantially all of the Company’s assets, or the merger of the Company with or into another corporation (each, a “Sale Transaction”), each Option under the Plan shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant’s Option has been changed to the New Exercise Date and that such Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 14(a). For purposes of this Section 15(b), an Option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the Option confers the right to purchase, for each share of Option stock subject to the Option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value (as determined by the Committee in its sole and absolute discretion) to the per share consideration received by the holders of Common Stock in the Sale Transaction.

iv.       In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 15, and the Committee’s actions hereunder shall be final and binding on all Participants. No fractional shares of Common Stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 15.

16.       Administration.

(a)       Committee. The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

(b)       Requirements of Exchange Act. Notwithstanding the provisions of Section 16(a) above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.

17.       Amendment, Suspension, and Termination of the Plan.

(a)       Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, the Company shall obtain shareholder approval of any such amendment.

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(b)       Suspension of the Plan. The Board or the Committee may, as of the close of any Exercise Date, suspend the Plan; provided, that the Board or Committee provides notice to the Participants at least five (5) business days prior to the suspension. The Board or Committee may resume the normal operation of the Plan as of any Offering Date; provided further, that the Board or Committee provides notice to the Participants at least twenty (20) business days prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 14(a)), however no Options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant during the suspension period. Participants shall have the right to withdraw carryover funds provided in Section 11(c) throughout any suspension period. The Plan shall resume its normal operation upon termination of a suspension period.

(c)       Termination of the Plan. The Plan and all rights of Employees hereunder shall terminate on the earliest of:

i.       the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

ii.       such date as is determined by the Board in its discretion; or

iii.       the last Exercise Date immediately preceding the tenth (10th) anniversary of the Plan’s Effective Date (as defined in Section 23).

In the event that the Plan terminates under circumstances described in Section 17(c)(i) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis, based on the relative value of their cash account balances in the Plan as of the termination date.

18.       Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.       Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

20.       No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or any Subsidiary to terminate, or otherwise modify, an employee’s employment at any time.

21.       Applicable Law. The internal laws of the State of Nevada shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

22.       Additional Restrictions of Rule 16b-3. The terms and conditions of Options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.       Effective Date. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date (the “Effective Date”). The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

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24.       Equal Rights And Privileges. All eligible Employees granted an Option under this Plan that is intended to meet the Code Section 423 requirements shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee, or the Board, be reformed to comply with the requirements of Section 423. This Section 24 shall take precedence over all other provisions in this Plan.

25.       Successor Plan. The terms of this Plan shall supersede the terms of the Quest Resources Holding Corporation 2014 Employee Stock Purchase Plan with respect to any Options granted after the Effective Date.

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P.O. BOX 8016, CARY, NC 27512-9903

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Quest Resource Holding Corporation

Annual Meeting of Stockholders

For Stockholders of record as of May 24, 2024

Monday, July 8, 2024 9:00 AM, Central Time

3481 Plano Parkway, Suite 100, The Colony, Texas 75056

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Central Time, July 7, 2024.

Internet:
www.proxypush.com/QRHC
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-390-5268
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

The undersigned hereby appoints Daniel M. Friedberg and S. Ray Hatch (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Quest Resource Holding Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Quest Resource Holding Corporation Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect two directors, each to serve for a three-year term expiring in 2027.	FOR	AGAINST	ABSTAIN	
	1.01 Daniel M. Friedberg	☐	☐	☐	FOR
	1.02 S. Ray Hatch	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2023, or say-on-pay.	☐	☐	☐	FOR
3.	To approve the 2024 Incentive Compensation Plan.	☐	☐	☐	FOR
4.	To approve the 2024 Employee Stock Purchase Plan.	☐	☐	☐	FOR
5.	To ratify the appointment of Semple, Marchal and Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.				

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date Signature (if held jointly) Date